                                                                    EXHIBIT 10.5

                                                                  EXECUTION COPY

________________________________________________________________________________
________________________________________________________________________________


                         AGREEMENT AND PLAN OF MERGER


                                 BY AND AMONG

                         ADVANCED RADIO TELECOM CORP.


                             DCT ACQUISITION, INC.



                           DCT COMMUNICATIONS, INC.

                                      AND

                              JAMES H. WIESENBERG
                                MARTIN A. RUBIN
                               ROXANE I. GOOGIN
                               JAMES K. BAUMANN
                                      AND
                              ELIZABETH NEUSTADT,
                               AS CUSTODIAN FOR
                                RACHEL NEUSTADT


                               January __, 1998


________________________________________________________________________________
________________________________________________________________________________

                               TABLE OF CONTENTS

I.     DEFINITIONS..............................................................................   1
       -----------

II.    THE MERGER...............................................................................   8
       ----------
           2.1.  THE MERGER.....................................................................   8
                 ----------
           2.2.  EFFECTIVE TIME.................................................................   8
                 --------------
           2.3.  EFFECT OF THE MERGER...........................................................   8
                 --------------------
           2.4.  ARTICLES OF INCORPORATION......................................................   8
                 -------------------------
           2.5.  BY-LAWS........................................................................   9
                 -------
           2.6.  DIRECTORS AND OFFICERS.........................................................   9
                 ----------------------
           2.7.  EFFECT ON CAPITAL STOCK........................................................   9
                 -----------------------
           2.8.  EXCHANGE OF CERTIFICATES.......................................................  10
                 ------------------------
           2.9.  TRANSFERS OF OWNERSHIP.........................................................  11
                 ----------------------
          2.10.  NO LIABILITY...................................................................  11
                 ------------
          2.11.  [RESERVED......................................................................  11
                  --------
          2.12.  STOCK TRANSFER BOOKS...........................................................  11
                 --------------------
          2.13.  NO FURTHER OWNERSHIP RIGHTS IN COMPANY COMMON STOCK............................  11
                 ---------------------------------------------------
          2.14.  LOST, STOLEN OR DESTROYED CERTIFICATES.........................................  12
                 --------------------------------------
          2.15.  TAX CONSEQUENCES...............................................................  12
                 ----------------
          2.16.  TAKING OF NECESSARY ACTION; FURTHER ACTION.....................................  12
                 ------------------------------------------

III.   JOINT REPRESENTATIONS AND WARRANTIES OF THE SELLERS......................................  12
       ---------------------------------------------------
           3.1.  ORGANIZATION OF THE COMPANY....................................................  12
                 ---------------------------
           3.2.  CAPITALIZATION AND OWNERSHIP OF THE COMPANY....................................  13
                 -------------------------------------------
           3.3.  AUTHORIZATION OF TRANSACTION...................................................  13
                 ----------------------------
           3.4.  NONCONTRAVENTION...............................................................  13
                 ----------------
           3.5.  BROKERS' FEES..................................................................  14
                 -------------
           3.6.  TITLE TO ASSETS................................................................  14
                 ---------------
           3.7.  SUBSIDIARIES...................................................................  14
                 ------------
           3.8.  FINANCIAL STATEMENTS...........................................................  14
                 --------------------
           3.9.  INDEBTEDNESS; GUARANTEES.......................................................  14
                 ------------------------
          3.10.  ABSENCE OF UNDISCLOSED LIABILITIES.............................................  14
                 ----------------------------------
          3.11.  LEGAL AND OTHER COMPLIANCE.....................................................  15
                 --------------------------
          3.12.  TAXES..........................................................................  15
                 -----
          3.13.  [RESERVED].....................................................................  17
                 ----------
          3.14.  PROPERTY, PLANT AND EQUIPMENT..................................................  17
                 -----------------------------
          3.15.  CONTRACTS......................................................................  17
                 ---------
          3.16.  POWERS OF ATTORNEY.............................................................  18
                 ------------------

          3.17.    INSURANCE AND RISK MANAGEMENT..................................................  18
                   -----------------------------
          3.18.    LITIGATION.....................................................................  18
                   ----------
          3.19.    EMPLOYEE BENEFITS..............................................................  18
                   -----------------
          3.20.    ENVIRONMENT, HEALTH, AND SAFETY................................................  19
                   -------------------------------
          3.21.    GOVERNMENT CONTRACTS...........................................................  20
                   --------------------
          3.22.    NO ILLEGAL PAYMENTS............................................................  20
                   -------------------
          3.23.    BOOKS AND RECORDS..............................................................  21
                   -----------------
          3.24.    CONSENTS AND APPROVALS OF GOVERNMENTAL AUTHORITIES.............................  21
                   --------------------------------------------------
          3.25.    FCC REGULATORY MATTERS.........................................................  21
                   ----------------------
          3.26.    DISCLOSURE.....................................................................  22
                   ----------
          3.27.    FCC APPLICATION................................................................  22
                   ---------------

IIIA.  SEVERAL REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS
          3A.1.    OWNERSHIP OF THE COMPANY.......................................................  22
                   ------------------------
          3A.2.    AUTHORIZATION OF TRANSACTION...................................................  23
                   ----------------------------
          3A.3.    NONCONTRAVENTION...............................................................  23
                   ----------------
          3A.4.    BROKERS' FEES..................................................................  23
                   -------------
          3A.5.    POWERS OF ATTORNEY.............................................................  23
                   ------------------
          3A.6.    LITIGATION.....................................................................  23
                   ----------
          3A.7.    NO ILLEGAL PAYMENTS............................................................  24
                   -------------------
          3A.8.    CONSENTS AND APPROVALS OF GOVERNMENTAL AUTHORITIES.............................  24
                   --------------------------------------------------
          3A.9.    DISCLOSURE.....................................................................  24
                   ----------
          3A.10.   SOPHISTICATION.................................................................  24
                   --------------
          3A.11.   OWNERSHIP OF SHARES; VOTING POWER..............................................  24
                   ---------------------------------
          3A.12.   STOCKHOLDERS' TAX-FREE REORGANIZATION REPRESENTATIONS..........................  25
                   -----------------------------------------------------

IV.    REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB....................................  25
       -------------------------------------------------------
          4.1.     ORGANIZATION OF THE BUYER......................................................  25
                   -------------------------
          4.2.     AUTHORITY FOR AGREEMENT........................................................  25
                   -----------------------
          4.3.     NONCONTRAVENTION...............................................................  26
                   ----------------
          4.4.     BROKERS' FEES..................................................................  26
                   -------------
          4.5.     PROSPECTUS.....................................................................  26
                   ----------
          4.6.     PARENT SHARES..................................................................  26
                   -------------
          4.7.     LITIGATION.....................................................................  27
                   ----------
          4.8.     ASSIGNMENT AUTHORIZATION.......................................................  27
                   ------------------------
          4.9.     MERGER SUB CAPITALIZATION......................................................  27
                   -------------------------
          4.10.    LISTING........................................................................  27
                   -------
          4.11.    TAXES..........................................................................  27
                   -----
          4.12.    TAX REPRESENTATIONS............................................................  27
                   -------------------

V.     COVENANTS..................................................................................  28
       ---------

          5.1.     GENERAL........................................................................  28
                   -------
          5.2.     NOTICES AND CONSENTS...........................................................  28
                   --------------------
          5.3.     OPERATION OF BUSINESS..........................................................  29
                   ---------------------
          5.4.     FULL ACCESS....................................................................  30
                   -----------
          5.5.     NOTICE OF DEVELOPMENTS.........................................................  30
                   ----------------------
          5.6.     EXCLUSIVITY....................................................................  31
                   -----------
          5.7.     FCC AND OTHER APPROVAL.........................................................  31
                   ----------------------
          5.8.     MAINTENANCE OF TAX STATUS......................................................  31
                   -------------------------
          5.9.     OTHER REQUIREMENTS.............................................................  32
                   ------------------
          5.10.    NASDAQ LISTING.................................................................  32
                   --------------
          5.11.    EXCHANGE ACT FILINGS...........................................................  32
                   --------------------
          5.12.    OTHER LICENSES AND ACTIONS ....................................................  32
                   --------------------------
          5.13.    TAX MATTERS....................................................................  32
                   -----------
          5.14.    PARENT REPRESENTATIONS.........................................................  36
                   ----------------------

VI.    CONDITIONS.................................................................................  36
       ----------
          6.1.     CONDITIONS TO OBLIGATION OF THE PARENT AND MERGER SUB..........................  36
                   -----------------------------------------------------
          6.2.     CONDITIONS TO OBLIGATIONS OF THE SELLERS.......................................  39
                   ----------------------------------------

VII.   CONFIDENTIALITY............................................................................  41
       ---------------

VIII.  VOTING AGREEMENT...........................................................................  42
       ----------------
          8.1.     AGREEMENT TO VOTE SHARES.......................................................  42
                   ------------------------
          8.2.     IRREVOCABLE PROXY..............................................................  42
                   -----------------

IX.    INDEMNIFICATION............................................................................  43
       ---------------
          9.1.     SURVIVAL OF REPRESENTATIONS AND WARRANTIES.....................................  43
                   ------------------------------------------
          9.2.     INDEMNITY BY STOCKHOLDERS......................................................  43
                   -------------------------
          9.3.     INDEMNITY BY PARENT AND MERGER SUB.............................................  45
                   ----------------------------------
          9.4.     MATTERS INVOLVING THIRD PARTIES................................................  45
                   -------------------------------
          9.5.     OTHER INDEMNIFICATION PROVISIONS...............................................  46
                   --------------------------------

X.     TERMINATION................................................................................  47
       -----------
          10.1.    TERMINATION OF AGREEMENT.......................................................  47
                   ------------------------
          10.2.    EFFECT OF TERMINATION..........................................................  48
                   ---------------------

XI.    LIMITATION ON SALE OF PARENT SECURITIES....................................................  48
       ---------------------------------------

XII.   MISCELLANEOUS..............................................................................  48
       -------------
          12.1.    PRESS RELEASES AND PUBLIC ANNOUNCEMENTS........................................  49
                   ---------------------------------------

         12.2.     NO THIRD PARTY BENEFICIARIES...................................................  49
                   ----------------------------
         12.3.     ENTIRE AGREEMENT...............................................................  49
                   ----------------
         12.4.     SUCCESSION AND ASSIGNMENT......................................................  49
                   -------------------------
         12.5.     COUNTERPARTS...................................................................  49
                   ------------
         12.6.     HEADINGS.......................................................................  49
                   --------
         12.7.     NOTICES........................................................................  49
                   -------
         12.8.     GOVERNING LAW..................................................................  51
                   -------------
         12.9.     AMENDMENTS AND WAIVERS.........................................................  51
                   ----------------------
         12.10.    SEVERABILITY...................................................................  51
                   ------------
         12.11.    EXPENSES.......................................................................  51
                   --------
         12.12.    CONSTRUCTION...................................................................  51
                   ------------
         12.13.    INCORPORATION OF EXHIBITS AND SCHEDULES........................................  52
                   ---------------------------------------
         12.14.    SPECIFIC PERFORMANCE...........................................................  52
                   --------------------
         12.15.    WAIVER OF JURY TRIAL...........................................................  52
                   --------------------
         12.16.    ASSIGNMENT CONSENT.............................................................  52
                   ------------------

                                   EXHIBITS
                                   --------

A    -  Financial Statements

B    -  Form of Opinion of Sellers' Counsel

C    -  Form of Opinion of Buyer's Counsel

D    -  Form of Tax Opinion of Sellers' Counsel

E    -  Form of Tax Opinion of Buyers' Counsel

F    -  Form of Parent Tax Representations

G    -  Form of Sellers Tax Representations

H    -  Form of Sellers Tax Representations

I    -  Form of Escrow Agreement

J    -  Form of Parent Tax Certificate

K    -  Form of Director and Officer Release

Z    -  Calculation of Pops

2.2  -  Merger Agreement

2.7  -  Price Adjustment

3.2  -  Share Ownership

3.14 -  Real Property

3.15 -  Contracts

3.25 -  Authorizations

                         AGREEMENT AND PLAN OF MERGER

   This Agreement and Plan of Merger (this "Agreement"), by and among Advanced
                                            ---------
Radio Telecom Corp., a Delaware corporation ("Parent"), DCT Acquisition, Inc., a
                                              ------
California corporation and wholly-owned subsidiary of Parent ("Merger Sub"), DCT
                                                               ----------
Communications, Inc., a California corporation (the "Company"), James H.
                                                     -------
Wiesenberg, Martin A. Rubin, Roxane I. Googin, James K. Baumann and Elizabeth Neustadt as custodian for Rachel Neustadt, the holders of all of the outstanding capital stock of the Company (the "Stockholders" and collectively with the
                                   ------------
Company, the "Sellers"), is entered into on January __, 1998.  Parent, Merger
              -------
Sub, the Company and the Stockholders are referred to collectively herein as the "Parties."
 -------

   WHEREAS, the Boards of Directors of Merger Sub and the Company have each determined that it is advisable and in the best interest of their respective stockholders for Parent to enter into a business combination with the Company upon the terms and subject to the conditions set forth herein;

   WHEREAS, in furtherance of such combination, the Boards of Directors of Parent, Merger Sub and the Company, the Stockholders and Parent, as sole stockholder of Merger Sub, have each approved the merger of Merger Sub with and into the Company (the "Merger") in accordance with the applicable provisions of
                       ------
the California General Corporation Law (the "CGCL") upon the terms and subject
                                             ----
to the conditions set forth herein;

   WHEREAS, Parent, Merger Sub and the Company intend, by approving resolutions authorizing this Agreement, to adopt this Agreement as a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder; and
              ----

   WHEREAS, pursuant to the Merger, each outstanding share (a "Share") of the
                                                               -----
Company's Common Stock, par value $1.00 per share (the "Company Common Stock"),
                                                        --------------------
shall be converted into the right to receive shares of the Parent's common stock, par value $.001 per share (the "Parent Common Stock");
                                       -------------------

   NOW, THEREFORE, in consideration of the foregoing and the representations, warranties, mutual covenants and agreements herein contained, and intending to be legally bound hereby, Parent, Merger Sub, the Company and the Stockholders hereby agree as follows:

I. DEFINITIONS
   -----------

   "Affiliate" has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Exchange Act.

   "Affiliated Group" means any affiliated group within the meaning of Code (S) 1504(a) or any similar group defined under a similar provision of state, local, or foreign law.

   "Agreement" has the meaning set forth in the preamble above.

   "Applications" has the meaning set forth in (S) 5.7(a)

   "Authority" means any Federal, state, municipal, county, local or other government or quasi governmental department, commission, board, bureau, agency, court or other instrumentality.

   "Authorization" means those 38 GHz authorizations listed on Exhibit 3.25.

   "Basis" means any past or present fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction that forms or could reasonably form the basis for any specified consequence.

   "Beneficially Own" or "Beneficial Ownership" with respect to any securities shall mean having "beneficial ownership" of such securities (as determined pursuant to Rule 13d-3 under the Exchange Act, including pursuant to any agreement, arrangement or understanding, whether or not in writing). Without duplicative counting of the same securities by the same holder, securities Beneficially Owned by a Person shall include securities Beneficially Owned by all other Persons with whom such Person would constitute a "group" within the meaning of Section 13(d)(3) of the Exchange Act.

   "Business Day" means any day on which the New York Stock Exchange is open for trading.

   "CGCL" has the meaning set forth in the recitals.

   "Certificates" has the meaning set forth in (S) 2.7 (e).

   "Chemical Substance" means any chemical substance, including but not limited to any: (i) pollutant, contaminant, irritant, chemical, raw material, intermediate product, by-product, slag, construction debris; (ii) industrial, solid, liquid or gaseous toxic or hazardous substance, material or waste; (iii) petroleum or any fraction thereof; (iv) asbestos or asbestos-containing material; (v) polychlorinated biphenyl; (vi) chlorofluoracarbons; and, (vii) any other substance, material or waste, which is identified or regulated under any Environmental Law or Safety Law, as now and hereinafter in effect, or other comparable laws.

   "Closing" has the meaning set forth in (S) 2.2.

   "Closing Date" has the meaning set forth in (S) 2.2.

   "Code" means the Internal Revenue Code of 1986, as amended.

   "Communications Act" has the meaning set forth in (S) 3.25 (c).

   "Company" has the meaning set forth in the preamble above.

   "Company Common Stock" has the meaning set forth in the recitals.

   "Company Dissenting Shares" has the meaning set forth in (S) 2.7 (c).

   "Confidential Information" means any and all information concerning the businesses and affairs of the Company other than that information which Sellers can demonstrate is already generally or readily obtainable by the public or is publicly known or becomes publicly known through no fault of the Sellers.

   "Controlled Group of Corporations" has the meaning set forth in Code (S)
1563.

   "Deferred Intercompany Transaction" has the meaning set forth in Treas. Reg.
(S) 1.1502-13.

   "Disclosure Schedule" has the meaning set forth in the preamble to Article
III.

   "Effective Time" has the meaning set forth in (S) 2.2.

   "Employee Benefit Plan" means any (a) nonqualified deferred compensation or retirement plan or arrangement which is an Employee Pension Benefit Plan, (b) qualified defined contribution retirement plan or arrangement which is an Employee Pension Benefit Plan, (c) qualified defined benefit retirement plan or arrangement which is an Employee Pension Benefit Plan (including any Multiemployer Plan), or (d) Employee Welfare Benefit Plan or material fringe benefit plan or program.

   "Employee Pension Benefit Plan" has the meaning set forth in ERISA (S) 3(2).

   "Employee Welfare Benefit Plan" has the meaning set forth in ERISA (S) 3(1).

   "Environment" means real property and any improvements thereon, and also includes, but is not limited to, ambient air, surface water, drinking water, groundwater, land surface, subsurface strata and water body sediments.

   "Environmental Laws" mean any federal, state, local and foreign law, regulation or legal requirement relating to pollution, or protection or cleanup of the Environment, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability

Act, as amended, the Resource Conservation and Recovery Act, as amended, the Clean Air Act, as amended, the Clean Water Act, as amended.

   "Environmental Liabilities and Costs" means all Losses incurred: (i) in connection with complying with any Environmental Law; (ii) as a result of a Release of any Chemical Substance; or, (iii) as a result of any environmental conditions present at, created by or arising out of the past or present operations of Sellers through the Closing Date or of any prior owner or operator of a facility or site at which Sellers now operate or have previously operated.

   "Environmental Permit" means any Permit or authorization from any governmental authority required under, issued pursuant to, or authorized by any Environmental Law.

   "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

   "Escrow Agent" has the meaning set forth in (S) 2.8.

   "Escrow Agreement" has the meaning set forth in (S) 6.1(m).

   "Escrow Shares" has the meaning set forth in (S) 2.8.

   "Excess Liability" has the meaning set forth in Article XI.

   "Extremely Hazardous Substance" has the meaning set forth in (S) 302 of the Emergency Planning and Community Right-to-Know Act of 1986, as amended.

   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

   "FCC" shall mean the Federal Communications Commission.

   "Fiduciary" has the meaning set forth in ERISA (S) 3(21).

   "Financial Statements" has the meaning set forth in (S) 3.8.

   "Indebtedness" has the meaning set forth in (S) 3.9.

   "Indemnification Product" has the meaning set forth in (S) 9.2(d).

   "Indemnified Party" has the meaning set forth in (S) 9.4(a).

   "Indemnifying Party" has the meaning set forth in (S) 9.4(a).

   "Knowledge" means best knowledge after due investigation.

   "Liability" means any liability or obligation of any nature (whether known or unknown, asserted or unasserted, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, incurred or consequential, due or to become due).

   "Lien" means any mortgage, pledge, lien, security interest, charge, claim, equitable interest, encumbrance, restriction on transfer, right of first refusal, right to use, conditional sale or other title retention device or arrangement (including, without limitation, a capital lease), transfer for the purpose of subjection to the payment of any Indebtedness, or restriction on the creation of any of the foregoing, whether relating to any property or right or the income or profits therefrom; provided, however, "Lien" shall not include any
                                 --------  -------
lien on equipment in respect of current taxes not yet due or any material or mechanics liens on equipment which arise by operation of law with respect to amounts which are not yet due, in each case, which would not have a Material Adverse Effect.

   "Losses" has the meaning set forth in (S) 9.2.

   "Material Adverse Effect" means any change, effect or circumstance that, individually or when taken together with all other such changes, effects or circumstances that have occurred prior to the date of determination of the occurrence of the Material Adverse Effect, (a) is or is reasonably likely to be materially adverse to the business, assets (including intangible assets) or financial condition of the Company and its subsidiaries taken as a whole, or (b) is or is reasonably likely to delay or prevent the consummation of the transactions contemplated hereby.

   "Memo" has the meaning set forth in (S) 2.7(a).

   "Merger" has the meaning set forth in the recitals.

   "Merger Agreement" has the meaning set forth in (S) 2.2.

   "Merger Consideration" has the meaning set forth in (S) 2.8.

   "Merger Sub" has the meaning set forth in the preamble above.

   "Merger Sub Common Stock" has the meaning set forth in (S) 4.10.

   "Most Recent Fiscal Year End" has the meaning set forth in (S) 3.8.

   "Most Recent Balance Sheet" means the balance sheet contained within the Most Recent Financial Statements.

   "Multiemployer Plan" has the meaning set forth in ERISA (S) 3(37).

   "Non-Escrow Shares" has the meaning set forth in Article XI.

   "PBGC" means the Pension Benefit Guaranty Corporation.

   "Parent" has the meaning set forth in the preamble above.

   "Parent Common Stock" has the meaning set forth in the recitals.

   "Parent Shares" has the meaning set forth in (S)2.7(a).

   "Party" and "Parties" have the meanings set forth in the preamble above.

   "Person" means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, governmental entity (or any department, agency, or political subdivision thereof) or any other entity.

   "Pops" has the meaning set forth in (S)2.7(a).

   "Proceeds Amount" has the meaning set forth in Article XI.

   "Profit Sharing Plan" has the meaning set forth in (S) 5.12.

   "Prospectus" has the meaning set forth in (S) 4.5.

   "Prohibited Transaction" has the meaning set forth in ERISA (S) 406 and Code
(S) 4975.

   "Registration Statement" has the meaning set forth in (S) 4.5.

   "Regulations" means Treasury regulations promulgated under the Code and, where applicable, any predecessor to the Code.

   "Release" means any actual, threatened or alleged spilling, leaking, emptying, discharging, escaping, leaching, dumping, or disposing of any Chemical Substance into the Environment (including the abandonment or discarding of barrels, containers, tanks or other receptacles containing or previously containing any Chemical Substance).

   "Reportable Event" has the meaning set forth in ERISA (S) 4043.

   "Safety Laws" means any federal, state, local and foreign law, regulation or legal requirement relating to health or safety.

   "Restricted Shares" has the meaning set forth in Article XI.

   "Safety Liabilities and Costs" means all Losses incurred to comply with any Safety Law or as a result of any health or safety conditions present at, created by or arising out of the past or present operations of the Company.

   "Securities Act" means the Securities Act of 1933, as amended.

   "Seller Date" has the meaning set forth in (S) 10.1 (b).

   "Sellers" has the meaning set forth in the preamble above.

   "September Financial Statements" has the meaning set forth in (S) 3.8.

   "Share" has the meaning set forth in the recitals.

   "Stockholders" has the meaning set forth in the preamble above.

   "Subsidiary" means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

   "Surviving Corporation" has the meaning set forth in (S) 2.1.

   "Tax" or "Taxes" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code (S) 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar, including FICA), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, ad valorem, net worth, worker's compensation, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

   "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

   "Third Party Claim" has the meaning set forth in (S) 9.4(a).

   "Trading Price" means, with respect to any date, the average closing price of the Parent Common Stock as reported on the Nasdaq National Market for the last twenty (20) trading days ending two (2) Business Days prior to such date.

   "Transaction Dollar Amount" has the meaning set forth in (S) 2.7(a).

   "Unrestricted Shares" has the meaning set forth in Article XI hereof.

II. THE MERGER
    ----------

   2.1.        THE MERGER.  At the Effective Time (as defined in (S) 2.2), and
               ----------
subject to and upon the terms and conditions of this Agreement and the CGCL, Merger Sub shall be merged with and into the Company, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation. The Company as the surviving corporation after the Merger is hereinafter sometimes referred to as the "Surviving Corporation."
                                                    ---------------------
Subject to Section 2.7(e), only Parent Shares shall be issued to Stockholders as consideration for the Merger.

   2.2.        EFFECTIVE TIME.  Unless this Agreement shall have been terminated
               --------------
and the transactions herein contemplated shall have been abandoned pursuant to
Section 10.1 and subject to the satisfaction or waiver of the conditions set forth in Article VI, as promptly as practicable (and in any event within five business days) after the satisfaction or waiver of the conditions set forth in
Article VI, the parties hereto shall cause the Merger to be consummated by filing a duly executed and delivered Merger Agreement in the form attached hereto as Exhibit 2.2 as contemplated by the CGCL (the "Merger Agreement"), with
                                                        ----------------
the Secretary of State of the State of California in such form as required by, and executed in accordance with the relevant provisions of, the CGCL (the time of such filing being the "Effective Time"). The consummation of the Merger will
                          --------------
take place at the offices of Ropes & Gray, One International Place, Boston, Massachusetts 02110, unless another date, time or place is agreed to by the Company and Merger Sub (the "Closing," and the date thereof shall be the
                             --------
"Closing Date").
 ------------

   2.3.        EFFECT OF THE MERGER.  At the Effective Time, the effect of the
               --------------------
Merger shall be as provided in this Agreement and the applicable provisions of the CGCL. Without limiting the generality of the foregoing, and subject thereto, at the Effective Time, all the property, rights, privileges, powers and franchises of the Company and Merger Sub shall vest in the Surviving Corporation, all debts, liabilities and duties of the Company and Merger Sub shall become the debts, liabilities and duties of the Surviving Corporation, and the Surviving Corporation shall become a wholly-owned subsidiary of the Parent.

   2.4.        ARTICLES OF INCORPORATION.  At the Effective Time, the Articles
               -------------------------
of Incorporation of the Surviving Corporation, as in effect immediately prior to the Effective Time, shall be amended and restated to read in their entirety as did the Articles of Incorporation of Merger Sub immediately prior to the Effective Time, except that the name of the Surviving Corporation will remain the name of the Company.

   2.5.        BY-LAWS.  The by-laws of the Surviving Corporation, as in effect
               -------
immediately prior to the Effective Time, shall be amended and restated to read as did the by-laws of Merger Sub immediately prior to the Effective Time, except that the name of the Surviving Corporation shall remain the name of the Company.

   2.6.        DIRECTORS AND OFFICERS.  The directors of Merger Sub immediately
               ----------------------
prior to the Effective Time shall be the initial directors of the Surviving Corporation, each to hold office in accordance with the Articles of Incorporation and by-laws of the Surviving Corporation. The officers of Merger Sub immediately prior to the Effective Time shall be the initial officers of the Surviving Corporation, in each case until their respective successors are duly elected or appointed and qualified.

   2.7.        EFFECT ON CAPITAL STOCK.  At the Effective Time, by virtue of the
               -----------------------
Merger and without any action on the part of the Parent, Merger Sub, the Company or the holders of any of the following securities:

      (a) CONVERSION OF SECURITIES.  Each Share of Company Common Stock issued
          ------------------------
   and outstanding immediately prior to the Effective Time shall be converted into the right to receive a number of shares of Parent Common Stock equal to the quotient of (i) the number of shares of Parent Common Stock (the "Parent
                                                                         ------
   Shares") with a total valuation of the Transaction Dollar Amount (as defined
   ------
   below), valued at the Trading Price as of the Closing divided by (ii) the number of shares of Company Common Stock outstanding immediately prior to the Effective Time, provided, however, if the Trading Price would be greater than
                   --------  -------
   $9.00, the Trading Price shall be deemed to be $9.00, and if the Trading Price would be less than $6.00, the Trading Price shall be deemed to be $6.00. The Parent Shares shall be issued pursuant to the Registration Statement. The "Transaction Dollar Amount" shall be $28,123,880.00 minus the
                    -------------------------
   sum of (a) the product of (i) the sum of the number of persons covered, calculated as described on Exhibit Z hereto ("Pops") by any Authorization
                                                 ----
   specifically referenced in the letter (the "Memo") referenced in (S) 3.25 of
                                               ----
   the Disclosure Schedule, or portion of any of the geographic area covered by such Authorization, not held by the Company as of the Effective Time as a result of any matter described in the Memo with respect to such Authorization and (ii) the amount set forth in Exhibit 2.7 opposite such Authorization and
   (b) the product of (i) the sum of the number of Pops covered by any Authorization (other than an Authorization referenced in Exhibit 2.7), or portion of any of the geographic area covered by such Authorization, not held by the Company as of the Effective Time and (ii) the amount set forth in
   Exhibit 2.7 opposite the phrase "Other Authorizations"; provided, however, in
                                                           --------  -------
   no event shall the Transaction Dollar Amount be less than $10,000,000.

      (b) CANCELLATION.  Each Share held in the treasury of the Company
          ------------
   immediately prior to the Effective Time shall, by virtue of the Merger and without any action on the part of the holder thereof, cease to be outstanding, be canceled and retired without payment of any consideration therefor and cease to exist.

      (c) SHARES OF DISSENTING HOLDERS.  Notwithstanding anything to the
          ----------------------------
   contrary contained in this Agreement, any holder of Company Common Stock with respect to which dissenters' rights, if any, are granted by reason of the Merger under the CGCL, who does not vote in favor of the Merger and who otherwise complies with Chapter 13 of the CGCL ("Company Dissenting Shares"),
                                                    -------------------------
   shall not be entitled to receive Parent Shares pursuant to (S) 2.7(a) hereof, unless such holder fails to perfect, effectively withdraws or loses such holder's right to dissent from the Merger under the CGCL. Such holder shall be entitled to receive only the payment provided for by Chapter 13 of the CGCL. If any such holder so fails to perfect, effectively withdraws or loses such holder's dissenters' rights under the CGCL, such holder's Company Dissenting Shares shall thereupon be deemed to have been converted, as of the Effective Time, into the right to receive Parent Shares pursuant to (S) 2.7(a). Any payments relating to the Company Dissenting Shares shall be made solely by the Surviving Corporation and no funds or other property have been or will be provided, directly or indirectly, by Parent or Merger Sub or any of Parent's other direct or indirect subsidiaries for such payment.

      (d) CAPITAL STOCK OF MERGER SUB.  Each share of common stock, par value
          ---------------------------
   $.01 per share, of Merger Sub issued and outstanding immediately prior to the Effective Time shall be converted into and exchanged for one validly issued, fully paid and nonassessable share of common stock, $.01 par value per share, of the Surviving Corporation.

      (e) FRACTIONAL SHARES.  No certificates or scrip representing less than
          -----------------
   one Parent Share shall be issued upon the surrender for exchange of a certificate or certificates which immediately prior to the Effective Time represented outstanding Shares (the "Certificates"). In lieu of any such
                                        ------------
   fractional share, each holder of Shares who would otherwise have been entitled to a fraction of a Parent Share upon surrender of Certificates for exchange shall be paid upon such surrender cash (without interest) determined by multiplying (i) the Trading Price by (ii) the fractional interest of Parent Common Stock to which such holder would otherwise be entitled. As soon as practical after determining the amount of cash, if any, to be paid to former holders of Company Common Stock with respect to any fractional shares of Parent Common Stock, the Parent shall promptly pay such amounts to such holders in accordance with this Article II.

   2.8.        EXCHANGE OF CERTIFICATES.  At or prior to the Effective Time,
               ------------------------
each holder of Company Common Stock shall surrender to the Company for cancellation its Certificates representing all of the issued and outstanding shares of Company Common Stock owned by such holder of Company Common Stock, duly endorsed in blank, or accompanied by stock powers, (with all necessary transfer taxes paid by, and stamps affixed acquired at the expense of, such

Stockholder), and signed by the holder of Company Common Stock exactly as such holder's name appears on the face of the Certificates. Upon surrender of a Certificate, at the Closing, with such other customary documents as may be reasonably required by Parent, the holder of such Certificate shall be entitled to receive in exchange therefor (A) certificates evidencing that number of whole Parent Shares to which such holder is entitled pursuant to (S) 2.7 (a) hereof with respect to the Shares represented by such Certificate (B) cash in respect of fractional shares as provided in (S) 2.7 (e) (the Parent Shares and such cash being, collectively, the "Merger Consideration"). Notwithstanding the
                          --------------------
foregoing, at the Effective Time, each Stockholder authorizes the Parent to and the Parent shall deliver to the escrow agent on behalf of such Stockholder, or any successor escrow agent, appointed pursuant to each Escrow Agreement (as hereinafter defined) (the "Escrow Agent") 50% of the Parent Shares issued as
                           ------------
merger consideration to the Stockholder that is a party to such Escrow Agreement (the "Escrow Shares"). The Escrow Shares are to be held and applied in
      -------------
accordance with the Escrow Agreement.

   2.9.        TRANSFERS OF OWNERSHIP.  If any certificate for Parent Shares is
               ----------------------
to be issued in a name other than that in which the Certificate surrendered in exchange therefor is registered, it will be a condition to the issuance thereof that the Certificate so surrendered will be properly endorsed and otherwise in proper form for transfer and that the person requesting such exchange will have paid to Parent any transfer or other taxes required by reason of the issuance of a certificate for Parent Shares in any name other than that of the registered holder of the certificate surrendered, or have established to the satisfaction of Parent that such tax has been paid or is not payable.

   2.10.       NO LIABILITY.  Neither Parent, Merger Sub, the Company nor the
               ------------
Surviving Corporation shall be liable to any holder of Company Common Stock for any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law following the passage of time specified therein.

   2.11.       [RESERVED.]
                --------

   2.12.       STOCK TRANSFER BOOKS.  At the Effective Time, the stock transfer
               --------------------
books of the Company shall be closed, and there shall be no further registration of transfers of Company Common Stock thereafter on the records of the Company with respect to transfers by the Stockholders.

   2.13.       NO FURTHER OWNERSHIP RIGHTS IN COMPANY COMMON STOCK.  The Merger
               ---------------------------------------------------
Consideration delivered upon the surrender for exchange of Shares in accordance with the terms hereof shall be deemed to have been issued in full satisfaction of all rights pertaining to such Shares, and there shall be no further registration of transfers on the records of the Surviving Corporation of Shares which were outstanding immediately prior to the Effective Time. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be canceled and exchanged as provided in this Article II.

   2.14.       LOST, STOLEN OR DESTROYED CERTIFICATES.  In the event any
               --------------------------------------
Certificates shall have been lost, stolen or destroyed, Parent shall issue in exchange for such lost, stolen or destroyed Certificates, upon the making of an affidavit of that fact by the holder thereof, such Parent Shares as may be required pursuant to Section 2.7 as well as the other Merger Consideration as provided in this Article; provided, however, that Parent may, in its discretion
                          --------  -------
and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed Certificates to deliver an agreement of indemnification in form satisfactory to Parent, or a bond in such sum as it may reasonably direct, as indemnity against any claim that may be made against Parent with respect to the Certificates alleged to have been lost, stolen or destroyed.

   2.15.       TAX CONSEQUENCES.  It is intended by the parties hereto that the
               ----------------
Merger shall constitute a reorganization within the meaning of Section 368(a) of the Code. The parties hereto hereby adopt this Agreement as a "plan of reorganization" within the meaning of Sections 1.368-2(g) and 1.368-3(a) of the United States Treasury Regulations.

   2.16.       TAKING OF NECESSARY ACTION; FURTHER ACTION.  Each of Parent,
               ------------------------------------------
Merger Sub, the Company and the Stockholders will take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger in accordance with this Agreement as promptly as possible. If, at any time after the Effective Time, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Company and Merger Sub, the officers and directors of the Company and Merger Sub immediately prior to the Effective Time are fully authorized in the name of their respective corporations or otherwise to take, and will take, all such lawful and necessary action.

 III  JOINT REPRESENTATIONS AND WARRANTIES OF THE SELLERS
      ---------------------------------------------------

   The Sellers jointly and severally represent and warrant to the Parent and Merger Sub that each statement contained in this Article III is true and correct as of the date of this Agreement, except as set forth or limited in the disclosure schedule accompanying this Agreement (the "Disclosure Schedule"). The
                                                      -------------------
Disclosure Schedule will be arranged in sections corresponding to the lettered and numbered sections contained in this Article III and Article IIIA.

   3.1.        ORGANIZATION OF THE COMPANY.  The Company is a California
               ---------------------------
corporation, duly organized, validly existing, and in good standing under the laws of the State of California. Copies of the Articles of Incorporation and by-laws of the Company as amended to date have been heretofore delivered to Parent and Merger Sub and are accurate and complete. The Company is qualified to do business and is in good standing as a foreign corporation in each jurisdiction listed in (S) 3.1 of the Disclosure Schedule, which such jurisdictions are the only jurisdictions where the nature of the activities conducted by it or the character of the property owned, leased or operated by it make such qualification necessary except where failure to do so would not have a Material Adverse Effect.

   3.2.        CAPITALIZATION AND OWNERSHIP OF THE COMPANY.  The authorized
               -------------------------------------------
capital stock of the Company consists solely of 1,000,000 shares of Company Common Stock. As of the date hereof, there are issued and outstanding 1,000 shares of Company Common Stock, of which no shares are held as treasury stock and all of such shares are held of record by the Stockholders listed on Exhibit
3.2 with the number of Shares each owns. All of the outstanding shares of capital stock of the Company have been validly issued, are fully paid and nonassessable. There are no preemptive rights on the part of any holder of any class of securities of the Company and no outstanding options, warrants, rights, or other agreements or commitments of any kind obligating the Company, contingently or otherwise, to issue or sell any shares of its capital stock or any securities or obligations convertible into, or exchangeable for, any shares of its capital stock, and no authorization therefor has been given. None of the outstanding shares of capital stock of the Company was issued in violation of the Securities Act or the securities or blue sky laws of any state or jurisdiction.

   3.3.        AUTHORIZATION OF TRANSACTION.  The Company has the legal
               ----------------------------
capacity, power and authority (including full corporate power and authority) to execute and deliver this Agreement and to perform its obligations hereunder. The execution, delivery and performance of this Agreement by the Company has been duly and validly authorized by all necessary action on its behalf. All corporate actions or proceedings to be taken by or on the part of the Company to authorize and permit the execution and delivery by it of this Agreement and the instruments required to be executed and delivered by it pursuant hereto, the performance by it of its obligations hereunder, and the consummation by it of the transactions contemplated herein, have been duly and properly taken. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with its terms and conditions, except to the extent enforcement of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights of creditors and general principles of equity.

     3.4. NONCONTRAVENTION.  Neither the execution and the delivery of this
          ----------------
Agreement by the Company, nor the consummation by the Company of the transactions contemplated hereby (including any of the agreements and instruments required to be delivered pursuant hereto), will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Authority to which the Company is subject or any provision of its charter or by-laws (or other organizational documents) or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice or consent under any agreement, contract, lease, license, instrument, or other arrangement to which the Company is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Lien upon any of its assets), subject to obtaining the approval by the FCC of the change of control of the Company to the Parent with respect to the Authorizations, the consent of the FCC to the assignment of the licenses described on (S) 5.7(c) of the Disclosure Schedule and making the required filing with the Secretary of State of the State of California pursuant to (S) 2.2 hereof.

     3.5.   BROKERS' FEES.  The Company has no Liability to pay any fees or
            -------------
commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Parent, the Surviving Corporation or any Affiliate of either of them, could become liable or obligated.

     3.6.   TITLE TO ASSETS.  The Company owns the properties and assets
            ---------------
described in (S) 3.6 of the Disclosure Schedule free and clear of all Liens.

     3.7.   SUBSIDIARIES. The Company has no Subsidiaries, never has had any
            ------------
Subsidiaries, and does not own, nor ever has owned, directly or indirectly, any capital stock of any partnership or other ownership interest in, or any other security issued by, any other Person.

     3.8.   FINANCIAL STATEMENTS.  Attached hereto as Exhibit A are the
            --------------------
following financial statements (collectively the "Financial Statements"): (i)
                                                  --------------------
balance sheet and statement of income and changes in stockholders' equity as of and for the fiscal year ended 1996 (the "Most Recent Fiscal Year End") for the
                                         ---------------------------
Company compiled by the Company's independent public accountant and (ii) balance sheet and statement of income and changes in stockholders' equity for the nine months ended September 30, 1997 for the Company (the "September Financial
                                                      -------------------
Statements"). The Financial Statements have been prepared on a consistent basis
----------
throughout the periods covered thereby, present fairly the financial condition of the Company as of such dates and the results of operations of the Company for such periods and are consistent with the books and records of the Company, subject to normal and recurring year end adjustments and the absence of footnotes.

     3.9.   INDEBTEDNESS; GUARANTEES.  Except as set forth in (S) 3.9 of the
            ------------------------
Disclosure Schedule, the Company has no indebtedness for borrowed money or for the deferred purchase price of property or services or capital lease obligations, conditional sale or other title retention agreements ("Indebtedness"), other than capital lease obligations with respect to site
  ------------
leases identified in (S) 3.9 of the Disclosure Schedule. The Company is not a guarantor or otherwise liable for any Liability of any other Person, except as arises from the endorsement of checks and similar instruments in the ordinary course of business.

     3.10.  ABSENCE OF UNDISCLOSED LIABILITIES.  To the Knowledge of the
            ----------------------------------
Company, the Company has no Liability (and there is no Basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand giving rise to any

Liability), except Liabilities set forth with descriptions and dollar amounts on
(S) 3.10 of the Disclosure Schedule and other than obligations arising after the Effective Time with respect to site leases identified in (S) 3.9 of the Disclosure Schedule and other than liabilities under the agreements referenced in Section 5.3(f) of the Disclosure Schedule.

     3.11.  LEGAL AND OTHER COMPLIANCE. The Company is in compliance with all
            --------------------------
applicable laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all agencies thereof) and, to the best of the Company's knowledge, no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against
it alleging any failure so to comply.   Subject to obtaining the approval of the
FCC of the change of control of the Company to the Parent with respect to the Authorizations, the consent of the FCC to the assignment of the licenses described on (S) 5.7(c) of the Disclosure Schedule and making the required filing pursuant to (S) 2.2 with the Secretary of State of the State of California, to the best of the Company's knowledge, neither the consummation of the transactions contemplated hereby nor use of the Company's properties nor the conduct of its business conflicts with the rights of any other Person or violates, or with the giving of notice or the passage of time or both will violate, conflict with or result in a default, right to accelerate or loss of rights under, any terms or provisions of any of its charter or by-laws or any Lien, lease, license, agreement, understanding, law, ordinance, rule or regulation, or any order, judgment or decree to which the Company is a party or by which it may be bound or affected.

     3.12.  TAXES
            -----

            (a) The Company has duly and timely filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all material respects. All Taxes owed by the Company (whether or not shown on any Tax Return) have been paid and all Taxes due from or payable by the Company between the date hereof and the Closing Date will be paid in full. The Company currently is not the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made in a jurisdiction where the Company does not file Tax Returns that it is or may be subject to Tax in that jurisdiction. There are no liens or other encumbrances on any of the assets of the Company that arose in connection with any failure (or alleged failure) to pay any Tax other than for current Taxes not yet due and payable. There are no other Taxes that would be due if asserted by a Tax authority, except with respect to which the Company is maintaining adequate reserves.

            (b) The Company has withheld and timely paid to the appropriate federal, state, local or foreign Tax authority all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party.

            (c) The Company does not expect any Authority to assess any additional Taxes for any period for which Tax Returns have been filed. No Tax Returns have been examined by the Internal Revenue Service or the appropriate state, local or foreign Tax authority and no deficiencies have been asserted or assessments made as a result of any examinations of any Tax Returns of the Company. There is no dispute, audit, investigation, proceeding or claim concerning any Tax Return or any Liability with respect to Taxes of the Company either (i) claimed or raised by any Authority or
     (ii) as to which any of the Company or the Stockholders has Knowledge. (S)
     3.12 of the Disclosure Schedule lists all federal, state, local and foreign Tax Returns filed with respect to the Company since January 1, 1993, sets forth those Tax Returns that have been audited, those that remain open and those that currently are the subject of audit. The Sellers have delivered to the Parent correct and complete copies of all federal income Tax Returns, examination reports and statements of deficiencies assessed against or agreed to by the Company since January 1, 1993.

            (d) The Company has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

            (e) The Company is not, and has never been, a party to or bound by any Tax allocation or sharing agreement or a member of an Affiliated Group filing a consolidated federal income Tax Return. The Company does not have any Liability for the Taxes of any Person other than the Company.

            (f) The Company has not filed a consent under Code (S) 341(f) concerning collapsible corporations. The Company has not made any payments, is not obligated to make any payments, and is not a party to any agreement that could obligate it to make any payments that will not be deductible under Code (S) 280G or will be subject to the excise tax under Code (S)4999. The Company has not been a United States real property holding corporation within the meaning of Code (S) 897(c)(2) during the applicable period specified in Code (S) 897(c)(1)(A)(ii). The Company has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code (S) 6662. The Company does not own any property of a character the indirect transfer of which, as a result of the transactions contemplated by this Agreement, would give rise to any material documentary, stamp or other transfer tax.

            (g)  [Reserved]

            (h) The unpaid Taxes of the Company (i) did not, as of the date of the Most Recent Balance Sheet, exceed the accruals and reserves for Taxes (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Most Recent Balance Sheet (rather than in any notes thereto) and (ii) will not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Returns.

            (i) No power of attorney has been granted by the Company with respect to any matter relating to Taxes that is currently in force.

            (j) The Company has been a qualified S Corporation within the meaning of Section 1361 of the Code and relevant state law at all times since its date of formation and has taken all actions necessary to maintain such status.

     3.13.  [RESERVED]
            ----------

     3.14.  PROPERTY, PLANT AND EQUIPMENT.
            -----------------------------

            (a) The Company does not own, and never has owned, any real property.

            (b) Exhibit 3.14 (b) lists and describes briefly all real property, rights or sites leased or subleased to any of the Company and its Subsidiaries. The Company has delivered to the Parent correct and complete copies of the leases and subleases listed in Exhibit 3.14 (b) (as amended to the date of this Agreement) which such leases and subleases have not been amended or modified since the date thereof. With respect to each lease and sublease listed in Exhibit 3.14 (b): (i) neither the Company nor, to Knowledge of the Sellers, any other party to any such lease or sublease is in material breach or default, and no event has occurred which, with notice or lapse of time, would constitute a material breach or default or permit termination, modification, or acceleration thereunder; (ii) there are no disputes, oral agreements or forbearance programs in effect as to the lease or sublease; and (iii) the Company has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in such leasehold or subleasehold;

     3.15.  CONTRACTS.  Exhibit 3.15 lists all material contracts and other
            ---------
material agreements or commitments to which the Company is a party, or by which any of the assets of the Company are bound, whether written or oral. The Sellers have delivered to the Parent a correct and complete copy of each written agreement listed in Exhibit 3.15 (as amended to the date of this Agreement) and a written summary setting forth the terms and conditions of each oral agreement referred to in Exhibit 3.15. Except as disclosed in (S) 3.15 of the Disclosure Schedule, with respect to each such agreement: (i) neither the Company nor, to the Knowledge of the Sellers, any other party to such agreement is in material breach or default, and no event has occurred which with notice or lapse of time would constitute a material breach or default, or permit termination, modification, or acceleration, under the agreement; (ii) there are no disputes or oral agreements in effect; and (iii) the Company has not assigned, transferred, conveyed, mortgaged, deeded in trust, or encumbered any interest in such agreement, except as described in (S) 3.15 of the Disclosure Schedule.

     3.16.  POWERS OF ATTORNEY.  There are no outstanding powers of attorney
            ------------------
executed on behalf of any of the Company in respect of the Shares, the Company, or its assets, liabilities or business.

     3.17.  INSURANCE AND RISK MANAGEMENT.  (S) 3.17 of the Disclosure Schedule
            -----------------------------
contains a complete and correct list as of the date hereof of all insurance policies maintained by the Company. The Sellers have delivered to the Parent a correct and complete copy of each insurance policy listed on (S) 3.17 of the Disclosure Schedule. Such policies are in full force and effect, all premiums due thereon have been paid, and the Company has complied in all material respects with the provisions of such policies. To the Company's knowledge, the insurance maintained by the Company up to and including the Closing Date has been adequate to protect its assets and properties.

     3.18.  LITIGATION.  Except for rule making and legislative proceedings of
            ----------
general applicability, to the Company's knowledge, there are no judicial or administrative actions, claims, suits, proceedings or investigations pending or, to the Company's knowledge, threatened in writing, that might result in a Material Adverse Effect or that question the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement nor, to the Company's knowledge, is there any Basis for any such action, claim, suit, proceeding or investigation. There are no judgments, orders, decrees, citations, fines or penalties heretofore assessed against the Company and its Subsidiaries affecting adversely any of their respective assets, businesses or operations under any federal, state or local law.

     3.19.  EMPLOYEE BENEFITS.
            -----------------

            (a) Except as disclosed on (S)3.19 of the Disclosure Schedule, the Company does not have, never has had, never has contributed to, and never has been required to contribute to any Employee Benefit Plan or any other profit sharing, stock option, stock purchase, stock appreciation, deferred compensation, severance, or other material plan or arrangement for the benefit of the Company and current or former directors, officers, or employees.

            (b) None of the Company and its Subsidiaries has incurred, and none of the Sellers, the Company or its Subsidiaries has any reason to expect that any of the Company and its Subsidiaries will incur; any Liability to the PBGC (other than PBGC premium payments) or otherwise under Title IV of ERISA (including any withdrawal Liability) or under the Code with respect to any such Employee Benefit Plan which is an Employee Pension Benefit Plan.

            (c) Each plan listed on (S)3.19 of the Disclosure Schedule is, and has been at all times, maintained and operated in compliance with all statutes, orders or governmental rules or regulations, including but not limited to ERISA, the Code and applicable federal or state securities laws, and any and all collective bargaining agreements and other contracts applicable thereto and there have been no acts or omissions by the Company or its officers which have given rise to or could reasonably be expected to give rise to fines, penalties, taxes or related charges or liability under ERISA or the Code.

            (d) All plans and related trusts that are intended to qualify under Sections 401(a) and 501(a) of the Code, have been determined by the Internal Revenue Service to be so qualified, and copies of such determination letters have been provided to the Parent.

     3.20.  ENVIRONMENT, HEALTH, AND SAFETY.  The Company (i) is and has been in
            -------------------------------
compliance with all applicable Environmental Laws and Safety Laws; (ii) has obtained, and is and has been in compliance with the conditions of, all Environmental Permits required for the continued conduct of the business of the Company in the manner now conducted and presently proposed by the Company to be conducted; and (iii) has filed all required applications, notices and other documents necessary to effect the timely renewal or issuance of all Environmental Permits for the continued conduct of the business of the Company in the manner now conducted. There are no circumstances or conditions present at or arising out of the present or former assets, properties, leaseholds, businesses or operations of the Company in respect of off-site storage, transportation or disposal of, or any off-site Release of, a Chemical Substance which will give rise to any Environmental Liabilities and costs. There are no circumstances or conditions present at or arising out of the present or former assets, properties, leaseholds, businesses or operations of the Company, including but not limited to any on-site Storage, use, disposal or Release of a Chemical Substance, which will give rise to any Environmental Liabilities and Costs or Safety Liability and Costs. None of the Company, the Stockholders or the present or past assets, properties, businesses, leaseholds or operations of the Company received or is subject to, or within the past three years has been subject to, any outstanding order, decree, judgment, complaint, agreement, claim, citation, or notice or is subject to any ongoing judicial or administrative proceeding indicating that the Company, the Stockholders or the past and present assets of the Company are or may be: (A) in violation of any Environmental Law; (B) in violation of any Safety Laws; (C) responsible for the on-site or off-site storage or Release of any Chemical Substance in violation of applicable Environmental Laws; or, (D) liable for any Environmental Liabilities and Costs or Safety Liabilities and Costs. The Company has no reason to believe that the Company will become subject to a matter identified in the previous sentence and, no investigation or review with respect to such matters is pending or, to the knowledge of the Company and the Stockholders, threatened, nor has any Authority or other third-party indicated an intention to conduct the same. Neither the business of the Company nor any of its properties or assets are subject to, or as a result of the transactions contemplated by this Agreement will be subject to, the requirements of any Environmental Laws which require notice, disclosure, cleanup or approval prior to transfer of the Shares or the business of the Company or which will impose Liens on any such asset or property or otherwise interfere with or affect the business of the Company. No property presently or previously leased, owned or operated by the Company has been used by the Company or by any other Person (including, to the Company's knowledge, a prior owner or operator) for the storage or disposal of Chemical Substances in violation of applicable Environmental Laws. There are no off-site locations, including, without limitation, commercial waste disposal facilities or municipal landfills, to which or at which Chemical Substances originating from the Company, or its assets, properties or business have been sent (or otherwise have come to be located) in amounts that would require a waste manifest under the Resource Conservation and Recovery Act of 1976 as now in effect for treatment, storage, disposal, reuse or recycling. There are no underground storage tanks that have been owned or operated at any time by the Company and no such tank is leaking or has leaked at any time in the past, and there is no pollution or contamination of the Environment caused by or contributed to or threatened by a Release of a Chemical Substance from any such tank. There are no environmental audits, inspections, assessments, investigations or similar reports in the Company's possession or of which the Company is aware relating to the Company's assets, properties or business or the compliance of the same with applicable Environmental Laws and Safety Laws. For purposes of this (S) 3.20 only, all references to the "Company" are intended to include any and all other entities to which the Company may be considered a successor under applicable Environmental Laws.

     3.21.  GOVERNMENT CONTRACTS.  The Company is not a party to any contract or
            --------------------
arrangement with any Authority.

     3.22.  NO ILLEGAL PAYMENTS, ETC.  None of the Company nor any of the
            ------------------------
officers, employees or agents of the Company, has (a) directly or indirectly given or agreed to give any illegal gift, contribution, payment or similar benefit to any supplier, customer, governmental official or employee or other person who was, is or may be in a position to help or hinder any of the Company, its officers, employees or agents (or assist in connection with any actual or proposed transaction) or made or agreed to make any illegal contribution, or reimbursed any illegal political gift or contribution made by any other person, to any candidate for federal, state, local or foreign public office (i) which might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding or (ii) the non-continuation of which has had or might have a Material Adverse Effect or (b) established or maintained any unrecorded fund or asset or made any false entries on any books or records for any purpose.

     3.23.  BOOKS AND RECORDS.  The books and all corporate (including minute
            -----------------
books and stock record books) and financial records of the Company are complete and correct in all material respects.

     3.24.  CONSENTS AND APPROVALS OF GOVERNMENTAL AUTHORITIES.  Except for the
            --------------------------------------------------
consent of the FCC to the transfer or change of control of the Company to the Parent with respect to the Authorizations, the consent of the FCC to the assignment of the licenses described on (S) 5.7(c) of the Disclosure Schedule and the required filing with the California Secretary of State pursuant to (S)
2.2 hereof, no consent of, approval of or filing with any governmental or regulatory authority or any other Person is required to be made or obtained by the Company in connection with the Company's execution and delivery of, and performance of the Company's obligations under, this Agreement.

     3.25.  FCC REGULATORY MATTERS.
            ----------------------

            (a)  FCC AUTHORIZATIONS.  Exhibit 3.25 sets forth a true and
                 ------------------
     complete list of each Authorization, the name of the licensee or permit holder, the call sign, the geographic area covered by such Authorization by latitude and longitude and the status of any pending applications for assignment, transfer or waiver of FCC rules filed with the FCC with respect to the Authorizations. Subject to the rules of the FCC and the Communications Act, to the knowledge of the Sellers after inquiry of Company's counsel and review of its files, the Company is qualified under all laws, rules and regulations to hold the Authorizations held by it, and the Company holds all of the right and interest in, to and under the Authorizations, and none of such Authorizations are subject to any Lien.

            (b)  FEES.  All franchise, license or other fees and charges that
                 ----
     have become due and payable with respect to the Authorizations pursuant to any applications, filings, recordings and registrations with, and all validations or exemptions, approvals, orders or authorizations, consents, certificates and permits from, the FCC, any state public utility commission and any other federal, state or local regulatory or governmental bodies or authorities, including any subdivision thereof, have been paid, except for any of the foregoing fees and charges resulting from the provision of service by DCT to Parent.

            (c)  AUTHORIZATION COMPLIANCE.  To the knowledge of the Sellers
                 ------------------------
     after inquiry of Company's counsel and review of its files, the Authorizations are validly issued and in full force and effect without materially adverse conditions except for such conditions as are generally applicable to FCC 38 GHz authorizations or holders of FCC 38 GHz authorizations. To the knowledge of Sellers after inquiry of its counsel and review of its files, no event has occurred and is continuing that could: (i) result in the revocation, termination prior to expiration in accordance with its terms or adverse modification of any Authorization listed on (S) 3.25 of the Disclosure Schedule; or (ii) materially and adversely affect any rights of the Company thereunder prior to Closing or of the Surviving Corporation after Closing. The current ownership and operation by the Company of the Authorizations comply in all material respects with the Federal

     Communications Act of 1934, as amended (the "Communications Act"), the
                                                  ------------------
     rules, regulations and policies of the FCC promulgated thereunder, and all other federal, state and local laws, rules, regulations and ordinances applicable to the Authorizations and is not in default or violation of any order, writ, injunction or decree of any court or governmental agency or instrumentality applicable to either the Company or the Authorizations, provided Sellers make no representation as to the compliance with federal, state and local laws, rules and regulations of the provision of service by DCT to Parent.

            (d)  REPORTS.  To the knowledge of the Sellers after inquiry of the
                 -------
     Company's counsel and its files, any and all reports and filings required to be filed with the FCC by the Company with respect to the Authorizations have been filed and the Company has provided true and correct copies of all such reports and filings to Parent. All such reports and filings were accurate and complete in all material respects on the date of such reports or required filings. From the date hereof through the Closing, all such required reports and filings will be filed by the Company on a timely basis.

     3.26.  DISCLOSURE.  To the Company's knowledge, neither this Agreement nor
            ----------
any exhibit or section of the Disclosure Schedule hereto nor any statement, list or certificate delivered to Parent or Merger Sub at or prior to the Closing pursuant to this Agreement contains any untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

     3.27.  FCC APPLICATION.  The transferor's portion of each application to
            ---------------
the FCC for its consent to the transfer of control of the Company to Parent or its shareholders will be true and correct.


 IIIA.    SEVERAL REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS
          ----------------------------------------------------------

     Each Stockholder severally, but not jointly, represents and warrants to the Parent and Merger Sub that each statement with respect to such Stockholder contained in this Article IIIA is true and correct as of the date of this Agreement, except as set forth or limited in the Disclosure Schedule.

     3A.1.  OWNERSHIP OF THE COMPANY.  There are no agreements restricting the
            ------------------------
transfer of, or affecting the rights of such Stockholder to the Shares listed next to such Stockholder's name on Exhibit 3.2.

     3A.2.  AUTHORIZATION OF TRANSACTION.  Such Stockholder has the legal
            ----------------------------
capacity, power and authority to execute and deliver this Agreement and to perform its obligations hereunder. All actions or proceedings to be taken by or on the part of such Stockholder to authorize and permit the execution and delivery by it of this Agreement and the instruments required to be executed and delivered by it pursuant hereto, the performance by it of its obligations hereunder, and the consummation by it of the transactions contemplated herein, have been duly and properly taken. This Agreement has been duly executed and delivered by such Stockholder and constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with its terms and conditions, except to the extent enforcement of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights of creditors and general principles of equity.

     3A.3.  NONCONTRAVENTION.  Neither the execution and the delivery of this
            ----------------
Agreement by such Stockholder, nor the consummation by such Stockholder of the transactions contemplated hereby (including any of the agreements and instruments required to be delivered pursuant hereto), will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Authority to which such Stockholder is subject or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which such Stockholder is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Lien upon any of its assets), subject to obtaining the approval by the FCC of the change of control of the Company to the Parent with respect to the Authorizations, the consent of the FCC to the assignment of the licenses described on (S)5.7(c) of the Disclosure Schedule and making required filing with the Secretary of State of the State of California pursuant to (S) 2.2 hereof.

     3A.4.  BROKERS' FEES.  Such Stockholder has no Liability to pay any fees
            -------------
or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Parent, the Surviving Corporation or any Affiliate of either of them, could become liable or obligated.

     3A.5.  POWERS OF ATTORNEY.  There are no outstanding powers of attorney
            ------------------
executed on behalf of any Stockholder in respect of such Stockholder's Shares, the Company, or such Stockholder's assets, liabilities or business.

     3A.6.  LITIGATION.  Except for rule making and legislative proceedings of
            ----------
general applicability, there are no judicial or administrative actions, claims, suits, proceedings or investigations pending or, to such Stockholders' knowledge, threatened in writing, that might result in a Material Adverse Effect or that question the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement nor, to such Stockholders' Knowledge, is there any Basis for any such action, claim, suit, proceeding or investigation. There are no judgments, orders, decrees, citations, fines or penalties heretofore assessed against such Stockholders affecting adversely any of its or the Company's respective assets, businesses or operations under any federal, state or local law.

     3A.7.  NO ILLEGAL PAYMENTS, ETC. Such Stockholder has not (a) directly or
            ------------------------
indirectly given or agreed to give any illegal gift, contribution, payment or similar benefit to any supplier, customer, governmental official or employee or other person who was, is or may be in a position to help or hinder any of the Company, its officers, employees, agents or such Stockholder (or assist in connection with any actual or proposed transaction) or made or agreed to make any illegal contribution, or reimbursed any illegal political gift or contribution made by any other person, to any candidate for federal, state, local or foreign public office (i) which might subject the Company to any damage or penalty in any civil, criminal or governmental litigation or proceeding or
(ii) the non-continuation of which has had or might have a Material Adverse Effect or (b) established or maintained any unrecorded fund or asset or made any false entries on any books or records for any purpose.

     3A.8.  CONSENTS AND APPROVALS OF GOVERNMENTAL AUTHORITIES.  Except for the
            --------------------------------------------------
consent of the FCC to the transfer or change of control of the Company to the Parent with respect to the Authorizations, the consent of the FCC to the assignment of the licenses described in (S)5.7(c) of the Disclosure Schedule and making the required filing with the California Secretary of State pursuant to
(S) 2.2 hereof, no consent of, approval of or filing with any governmental or regulatory authority or any other Person is required to be made or obtained by such Stockholder in connection with such Stockholders' execution and delivery of, and performance of such Stockholders' obligations under, this Agreement.

     3A.9.  DISCLOSURE.  Neither this Agreement nor any exhibit or section of
            ----------
the Disclosure Schedule hereto nor any statement, list or certificate delivered to Parent or Merger Sub at or prior to the Closing pursuant to this Agreement contains any untrue statement of a material fact with respect to such Stockholder or omits to state any material fact with respect to such Stockholder necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

     3A.10. SOPHISTICATION.  Such Stockholder has knowledge and experience in
            --------------
financial and business matters and investments in general and is capable of evaluating the merits and risks of the acquisition of the Common Stock issued as the Consideration in exchange for the Assets. Such Stockholder is an "accredited investor" as such term is defined in the rules promulgated under the Securities Act.

     3A.11. OWNERSHIP OF SHARES; VOTING POWER.  Such Stockholder is the
            ---------------------------------
Beneficial Owner of the number of Shares shown next to such Stockholder's name on Exhibit 3.2, and on the date hereof such Shares constitute all of the Shares of Company Common Stock owned of record or Beneficially Owned by such Stockholder; such Stockholder has good title to all of such Shares, free and clear of all Liens and with no restriction on the voting rights pertaining thereto; and such Stockholder has sole voting power and sole power to issue instructions with respect to the matters set forth in Article VIII hereof, sole power of disposition, sole power of conversion, sole power to demand dissenters' or appraisal rights and sole power to agree to all of the matters set forth in this Agreement, in each case with respect to all of such Shares, with no limitations, qualifications or restrictions on such rights, subject to applicable securities laws and the terms of this Agreement. There are no outstanding options, warrants or other rights to purchase, sell or otherwise dispose of, or rights to exchange or convert into, any shares of such Shareholder's stock of the Company.

      3A.12.   STOCKHOLDERS' TAX-FREE REORGANIZATION REPRESENTATIONS.  Such
               -----------------------------------------------------
Stockholder has no plan or intention to sell to Parent or any member of Parent's Affiliated Group any of the Parent Shares received in the Merger, other than any Parent Shares held pursuant to an Escrow Agreement that may be used by such Stockholder to satisfy such Stockholder's indemnification obligations, if any, under Section 9.2 of this Agreement.

 IV. REPRESENTATIONS AND WARRANTIES OF PARENT AND MERGER SUB
     -------------------------------------------------------

     Parent and Merger Sub jointly and severally represent and warrant to the Sellers that the statements contained in this Article IV are true and correct as of the date of this Agreement.

     4.1  ORGANIZATION OF THE BUYER.  Each of Parent and Merger Sub is a
          -------------------------
corporation duly organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation has all requisite corporate power and authority to carry on its business as it is now being conducted and to own, operate and hold under lease its assets and properties as, and in the places where, such properties and assets now are owned, operated or held. Each of Parent and Merger Sub is duly qualified and in good standing to do business in each jurisdiction in which the nature of the business conducted by it or the ownership or leasing of its properties makes such qualification necessary, other than where the failure to be so duly qualified and in good standing would not have a material adverse effect on the assets, financial condition, business or operations of Parent on a consolidated basis.

     4.2  AUTHORITY FOR AGREEMENT.  Each of Parent and Merger Sub has full
          -----------------------
corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement constitutes the valid and legally binding obligation of each of Parent and Merger Sub, enforceable in accordance with its terms and conditions, except to the extent enforcement of this Agreement may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting the rights of creditors and general principles of equity.

     No corporate proceedings on the part of the Parent or Merger Sub are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

     4.3. NONCONTRAVENTION.  Neither the execution and the delivery of this
          ----------------
Agreement by Parent and Merger Sub, nor the consummation by Parent and Merger Sub of the transactions contemplated hereby, will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any Authority to which either of Parent and Merger Sub is subject or any provision of its charter or by-laws or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which each of Parent and Merger Sub is a party or by which it is bound or to which any of its assets is subject. Neither Parent nor Merger Sub needs to give any notice to, make any filing with, or obtain any authorization, consent, or approval of any government or governmental agency in order for the Parties to consummate the transactions contemplated by this Agreement, except for the approval by the FCC of the change of control of the Company to the Parent with respect to the Authorizations and the required filing with the Secretary of State of the State of California pursuant to Section 2.2 hereof.

     4.4.  BROKERS' FEES.  Neither Parent nor Merger Sub has any Liability to
           -------------
pay any fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement for which the Sellers could become liable or obligated.

     4.5.  PROSPECTUS.  Parent has furnished Stockholders a copy of Parent's
           ----------
Prospectus dated August 19, 1997, as supplemented through the date of this Agreement (as so supplemented, the "Prospectus"), which is part of the
                                    ----------
Registration statement (File No. 333-33689) on Form S-4 (the "Registration
                                                              ------------
Statement") filed with the Securities and Exchange Commission under the
---------
Securities Act. The Registration Statement has been prepared in all material respects in accordance with the requirements of the Securities Act and the rules and regulations of the SEC thereunder applicable to such Registration Statement and did not, at the time it became effective, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The Prospectus has been prepared in all material respects in accordance with the requirements of the Securities Act and the rules and regulations of the SEC thereunder applicable to such Prospectus and did not at the time it became effective, and does not as supplemented as of the date hereof, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.6.  PARENT SHARES.  All of the Parent Shares delivered in the Merger
           -------------
will be issued pursuant to the Registration Statement. The Registration Statement is effective, and to Parent's Knowledge, there is no stop order pending, threatened or in effect with respect to the Registration statement. The Parent Shares issued in the Merger, when issued hereunder, will be duly authorized, validly issued, fully paid and nonassessable. Other than this Agreement and the Escrow Agreements, no agreement to which Parent is a party restricts the transferability of the Parent Shares to be issued hereunder.

     4.7.  LITIGATION.  There are no judicial or administrative actions, claims,
           ----------
suits, proceedings or investigations pending or, to the Parent and Merger Sub's knowledge threatened, that question the validity of this Agreement or of any action taken or to be taken pursuant to or in connection with the provisions of this Agreement, nor does Parent or Merger Sub know of any Basis for any such action, claim, suit, proceeding or investigation.

     4.8.  ASSIGNMENT AUTHORIZATION.  To the Parent's knowledge after inquiry of
           ------------------------
its counsel and review of its files, Parent is qualified under FCC rules, regulations and the Communications Act to be the transferee of control of the Company with respect to the Authorizations. The transferee's portion of each application to the FCC for its consent to the transfer of control of the Company to Parent shall be true and correct.

     4.9.  MERGER SUB CAPITALIZATION.  Merger Sub's authorized equity
           -------------------------
capitalization consists of 100 shares of common stock, $.01 par value per share (the "Merger Sub Common Stock"). One Hundred shares of Merger Sub Common Stock
      -----------------------
are issued and outstanding and such shares of Merger Sub Common Stock constitute all of the issued an outstanding shares of capital stock of Merger Sub. All issued and outstanding shares of capital stock of Merger Sub have been duly authorized and validly issued and are fully paid and non-assessable and free of preemptive rights and are owned by Parent directly, free and clear of all Liens. There are no subscriptions, options, warrants, rights, calls, contracts, voting trusts, proxies or other commitments, understandings, restrictions or arrangements relating to the issuance, sale, voting, transfer, ownership or other rights affecting any shares of capital stock or partnership or other ownership interests in Merger Sub, including any right of conversion or exchange under any outstanding security, instrument or agreement. Merger Sub has been formed solely for the purpose of effecting the Merger and has never been engaged in a business or carried on any activities except those necessary or incident to effect the Merger. Merger Sub has never owned any assets other than cash necessary for minimum capital requirements and assets relating to this Agreement.

     4.1.  LISTING.  The issued and outstanding shares of the Parents Common
           -------
Stock are listed on the Nasdaq National Market and to Parent's Knowledge there is no delisting proceeding against Parent by the National Association of Securities Dealers.

     4.1.  TAXES.  Parent currently files a consolidated federal income tax
           -----
return, and, for at least the first taxable year ending after the Closing, will include the Company in its consolidated federal income tax return.

     4.1.  TAX REPRESENTATIONS.  As of the date hereof, there is no written
           -------------------
documentation of any plan or intent on the part of Parent to:

          (a) Liquidate the Company, merge the Company with or into another corporation (other than Merger Sub), cause the Company to sell or otherwise dispose of any of the Company's assets (except for dispositions made in the ordinary course of business) or sell or otherwise dispose of any of the Company stock acquired in the Merger (except for transfers to a corporation controlled by Parent). For this purpose, "control" means the ownership of stock possessing at least 80% of the total combined voting power of all classes of stock entitled to vote and at least 80% of the total number of shares of all other classes of stock;

          (b) Sell transfer or otherwise dispose of, or cause the Company to sell, transfer or otherwise dispose of, the 38 GHz licenses held by the Company immediately prior to the Merger;

          (c) Reimburse the Company for any of the funds or assets distributed to the Stockholders after the date of this Agreement and prior to the Merger;

          (d) Give up control of the Company, except for transfers to a corporation controlled by Parent. For this purpose, "control means the ownership of stock possessing at least 80% of the total combined voting power of all classes of stock entitled to vote and at least 80% of the total number of shares of all other classes of stock; or

          (e) Reacquire from the Stockholders any of the Parent Shares issued in the Merger, nor does any member of Parent's Affiliated Group have any plan or intention to reacquire such stock, other than any Parent Shares that may be paid by the Stockholders to Parent to satisfy the Stockholders' indemnification obligations, if any, under Section 9.2 of this Agreement.


 V.  COVENANTS
     ---------

     The Parties agree as follows:

     5.1  GENERAL.  Each of the Parties will use all commercially reasonable
          -------
best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including satisfaction, but not waiver, of the closing conditions set forth in Article VI below).

     5.2  NOTICES AND CONSENTS. Subject to (S) 5.7, the Company and Stockholders
          --------------------
have given or will give any notices to third parties, and will each use their commercially reasonable best efforts to obtain any third party consents, that are required to be obtained by them in connection with the transactions contemplated by this Agreement or as Parent may reasonably request, in each case on terms reasonably acceptable to Parent. Parent and Merger Sub have given or will give notices to third parties and will use their commercially reasonable best efforts to obtain any third party consents that are required to be obtained by them in connection with the transactions contemplated by this Agreement. Subject to (S) 5.7 hereof, each of the Parties will give any notices to, make any filings with, and use all commercially reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in (S) 3.4 and (S) 4.3 above.

     5.3.  OPERATION OF BUSINESS.  From the date hereof to the date of Closing,
           ---------------------
except as expressly called for by this Agreement or otherwise consented to by Parent in writing, the Company will and the Stockholders will cause the Company to:

           (a) not incur any Liability or permit any Lien to be incurred with respect to any of the assets of the Company, except for Liabilities set forth on Section 5.3(a) of the Disclosure Schedule, which such Liabilities either (i) will be discharged prior to the Closing or (ii) the Surviving Corporation will not have any liability for (contingent or otherwise) after the Effective Time, except for liabilities incurred in the ordinary course of business under existing contracts and, except for Liens incurred with respect to those assets listed on (S)5.3(i) of the Disclosure Schedule;

           (b) not take any action that would cause damage to or the removal of any equipment listed on (S)3.6 of the Disclosure Schedule;

           (c) keep in full force and effect insurance comparable in amount and scope of coverage to insurance now carried in respect of the business, except for key-man life insurance policies;

           (d) perform in all material respects all obligations of the Company under all agreements, contracts and instruments to which the Company is a party;

           (e) maintain the books of account and records of the business in the usual, regular and ordinary manner;

           (f) subject to the Parent's obligations pursuant to the agreements listed on (S)5.3(f) of the Disclosure Schedule comply with all statutes, laws, ordinances, rules and regulations applicable to the Company, its assets, or its business;

           (g) not enter into or assume any agreement, contract or commitment, except for contracts described in (S)5.3(g) of the Disclosure Schedule with respect to which all liability will be discharged prior to Closing;

           (h) not merge or consolidate with, or agree to merge or consolidate with, or purchase substantially all of the assets of, or otherwise acquire any business or any corporation, partnership, association or other business organization or division thereof;

           (i)  except for the disposition of those assets set forth on (S) 5.3
     (i) of the Disclosure Schedule not dispose of assets, or commit to dispose of assets;

           (j) prevent the Company's stockholders, directors, officers, employees, representatives or agents from liquidating or dissolving the Company, or soliciting or initiating the submission of proposals from, or provide information to, or participating in discussions with any person or entity concerning the sale of capital stock or assets of the Company, or the merger, or consolidation of the Company, or any similar transaction, except with respect to those assets set forth on (S)5.3(i) of the Disclosure Schedule;

           (k) not modify or terminate any existing agreement or contract, except for those agreements described in (S)5.3(k) of the Disclosure Schedule provided no such modification shall increase or extend the Liability of the Company, without Parent's consent not to be unreasonably withheld;

           (l) not permit any change to be made in its Articles of Incorporation or by-laws; or

           (m) not grant any stock option or issue any shares of capital stock or any securities convertible into or exercisable or exchangeable for any capital stock of the Company, except as disclosed on (S) 5.3(m) of the Disclosure Schedule; or

           (n) subject to Parent's obligations pursuant to the agreements listed on (S) 5.3(f) of the Disclosure Schedule, not take any action which, or not fail to take any commercially reasonable action the failure of which, would cause the disqualification of the Company as a licensee of the Authorizations or would materially adversely affect the assets of the Company or the Surviving Corporation's rights with respect thereto.

     5.4.  FULL ACCESS. The Company will permit representatives of the Parent to
           -----------
have full access to all premises, properties, personnel, books, records (including Tax records), contracts, and documents of or pertaining to the Company and its assets.

     5.5.  NOTICE OF DEVELOPMENTS. Each Party will give prompt written notice to
           ----------------------
the other Party of any material adverse development causing a breach of any of its own representations and warranties in Article III and Article IV above. No disclosure by any Party pursuant to this (S) 5.5, however, shall be deemed to amend or supplement the Disclosure Schedule or to prevent or cure any misrepresentations, breach of warranty, or breach of covenant.

     5.6.  EXCLUSIVITY.  None of the Company and the Stockholders will (and the
           -----------
Company will not cause or permit any of its Subsidiaries to) (i) solicit, initiate, or encourage the submission of any proposal or offer from any Person relating to or enter into or consummate any transaction relating to, or vote in favor of or given any consent with respect to the acquisition of any capital stock or other voting securities, or any substantial portion of the assets, of the Company (including any acquisition structured as a merger, consolidation, or share exchange) or (ii) participate in any discussions or negotiations regarding, furnish any information with respect to, assist or participate in, or facilitate in any other manner any effort or attempt by any Person to do or seek any of the foregoing. The Company and Stockholders will notify the Parent immediately if any Person makes any proposal, offer, inquiry, or contact with respect to any of the foregoing.

     5.7  FCC AND OTHER APPROVAL.
          ----------------------

          (a) Subject to (S) 5.7(b), Parent, Merger Sub and Sellers will use their reasonable efforts to join in and submit within 30 days one or more applications (the "Applications") to the FCC as required by the rules of
                        ------------
     the FCC to request the FCC's written consent to the change of control of the Company to Parent or designees of Parent with respect to the Authorizations, such application to be in form and substance reasonably acceptable to the Parent. Parent shall prosecute each Application vigorously, and shall appeal the denial of any Application; provided Parent shall not be required to appeal any denial if (i) such denial is based on the Company's qualifications as the holder of the Authorization or any action or inaction of any Seller, or (ii) Parent reasonably determines that the cost of appeal is likely to be unreasonably expensive.

          (b) Parent or Merger Sub shall bear the expenses in connection with the preparation and prosecution of the Applications.

          (c) Sellers shall, at their own expense, prepare any applications to the FCC as deemed by Sellers to be appropriate requesting the FCC's written consent to the transfer of the licenses listed on (S) 5.7(c) of the Disclosure Schedule to an entity deemed appropriate by Sellers (the ownership of which such entity will permit the Company to make a "pro forma" transfer of such licenses). None of Parent, Merger Sub or the Surviving Corporation shall be responsible for any expense or filing related to such applications for transfer;

     5.8.  MAINTENANCE OF TAX STATUS. Parent, Merger Sub, and Company will treat
           -------------------------
the transactions contemplated hereby as a tax-free reorganization described in
Section 368(a) of the Code for federal, state and local income tax purposes and will not file any federal, state or local income Tax Return or otherwise take any tax position that is inconsistent with the Merger qualifying as a reorganization under Section 368(a) of the Code, unless and until either ART, after a reasonable defense and notice of such proceeding is provided to Thomas
J. Dougherty at the address set forth in Section 12.7 herein, or Stockholders who in the aggregate were issued a majority of the Parent Shares issued in the Merger, is not permitted (including no longer being permitted to appeal) by the IRS (or any other Tax authority, but only with respect to that jurisdiction) to treat the Merger as a reorganization under
Section 368(a) of the Code.

     5.9.  OTHER REQUIREMENTS.  Parent hereby agrees to fulfill its obligations
           ------------------
set forth in Section 2(c) of the agreement listed on (S) 5.9 of the Disclosure Schedule.

     5.10. NASDAO LISTING. Parents shall (i) use its best efforts to have
           --------------
quoted (subject to notice of issuance) on the Nasdaq National Market the Parent Shares to be issued in connection with the transactions contemplated herein,
(ii) use its best efforts to maintain the effectiveness of the Registration Statement through the Effective Time and (iii) use its best efforts to have sufficient Parent Shares available for issuance as Merger Consideration pursuant to the Registration Statement.

     5.11. EXCHANGE ACT FILINGS.  For a period of two years after the Closing,
           --------------------
Parent shall use its best efforts to timely file with the SEC all reports required to be filed with the SEC pursuant to the Exchange Act.

     5.12  OTHER LICENSES AND ACTIONS.  Prior to the date the Closing otherwise
           --------------------------
would occur, Sellers shall use their best efforts to obtain any required consents (i) of the FCC to the assignment of the licenses listed on (S) 5.7(c) of the Disclosure Schedule to one or more Subsidiaries of the Company and (ii) of contractors whose consent is required under the agreements listed on Section
3.4 of the Disclosure Schedule to the assignment of such agreements to one or more Subsidiaries of the Company. If such FCC consent is obtained, the Company shall consummate such assignment. Sellers agree to use their best efforts to cure the issue disclosed in item I on (S) 3.11 of the Disclosure Schedule and to either (a) use their best efforts to, as promptly as practicable, file for and obtain any necessary waivers, consents or relief from relevant tax authorities to cure the deficiencies noted in the first three sentences in the first paragraph of (S) 3.12 of the Disclosure Schedule and (b) if such waiver is not received prior to the Closing Date, make a provision for all additional Taxes for which the Company is liable due to its not having the status of an S Corporation for any taxable period up to the Effective Time, including without limitation any Taxes due as a result of the distribution of any assets prior to the Effective Time and any penalties and interest resulting from such deficiencies. Sellers agree to use their best efforts (x) to take all actions necessary to terminate the Gruntal & Co. Basic Profit Sharing Plan established by the Company (the "Profit Sharing Plan") listed on (S)3.19 of the Disclosure Schedule and to distribute all Profit Sharing Plan benefits prior to the Closing Date and (y) to prepare and forward to Parent prior to the Closing Date all governmental filings necessary in connection with the Profit Sharing Plan (whether or not such filings are required to be made before or after the Closing
Date), including, without limitation, the Profit Sharing Plan's annual report.

     5.13. TAX MATTERS.
           -----------

     (a)  Pre-Closing Taxes.  The Stockholders shall be liable for and shall
          -----------------
pay, and hereby indemnify Parent for, all Taxes of the Company properly attributable to all taxable years or periods ending before the Closing Date and, with respect to any taxable years or periods that begin before the Closing and end after the Closing, the portion of such taxable years or periods ending at the Closing. The Stockholders' obligation under this section shall be reduced to the extent of any cash on the balance sheet of the Company as of the Closing Date.

     (b)  Tax Returns.
          ------------

          (i) The Stockholders shall prepare or cause to be prepared in a manner consistent with past custom and practice (unless otherwise required to apply with applicable law) and timely file or cause to be filed with the appropriate taxing authorities all Tax Returns of the Company required to be filed for all taxable years or periods ending before the Closing Date. The Stockholders shall permit Parent to review and comment upon each such Tax Return described in the preceding sentence (including any amended Tax Returns) prior to filing. The Stockholders further agree to make any changes to such Tax Returns as reasonably requested by Parent provided that such changes will not materially and adversely affect the Tax liability or indemnification obligation of the Sellers or the treatment of the Merger under Section 368(a) of the Code.

          (ii) Parent shall prepare or cause to be prepared and file or cause to be filed all Tax Returns of the Company required to be filed for all taxable years or periods that end after the Closing Date. At least 20 business days prior to the due date (taking account of any extensions of time for filing) for the filing of such Tax Returns, Parent shall notify the Stockholders of the amount of Taxes for which the Stockholders are liable pursuant to Section 5.13(a), but which are payable in respect of Tax Returns to be filed by Parent pursuant to this subsection (b), and, upon request, shall provide the Stockholders with the relevant work papers used to calculate the amount of such Taxes for which the Stockholders are liable. If the Stockholders disagree with Parent's calculation of the Stockholders' Tax liability, the Stockholders may so notify the Parent within 3 business days after receiving from the Parent notification of the amount of Taxes for which the Stockholders are liable. In the event that the parties cannot agree on the amount of the Stockholders' Tax liability within 3 business days after the Stockholders' notice of disagreement, the parties shall jointly select a firm of nationally recognized independent accountants (or, if they cannot agree on the selection of such a firm within 2 business days, then Parent and the Stockholders shall each select their own nationally recognized independent accounting firm, which two firms shall select a third nationally recognized accounting firm ) to resolve the dispute within an additional 3 business days. Such firm's determination shall be final and binding on the parties, and any expenses relating to the engagement of such firm shall be shared equally by Parent and the Stockholders. The Stockholders shall pay the amount of their Tax liability to the Parent at least 5 business days prior to the due date (taking account of any extensions of time for filing) for the filing of such Tax Returns.

     (c)  Tax Allocations.  In order appropriately to apportion any income Taxes
          ---------------
relating to any taxable year or period that begins before and ends after the Closing Date, the parties hereto shall, to the extent permitted by applicable law, elect with the relevant taxing authority to terminate the taxable year as of the Closing Date. In any case where applicable law does not permit the Company to treat such date as the end of a taxable year, then whenever it is necessary to determine the liability for income or franchise Taxes of the Company for a portion of a taxable year, such determination shall be made by a closing of the books of the Company as of the Closing, except that exemptions, allowances or deductions that are calculated on an annual basis, such as the deduction for depreciation, shall be apportioned on a time basis. In order appropriately to apportion any Taxes other than income or franchise Taxes relating to any taxable year or period that begins before and ends after the Closing Date, (i) ad valorem Taxes (including, without limitation, real and
                  -- -------
personal property Taxes) shall be accrued on a monthly basis over the period for which the Taxes are levied, or if it cannot be determined over what period the Taxes are being levied, over the fiscal period of the relevant taxing authority, in each case irrespective of the lien or assessment date of such Taxes, and (ii) franchise and other privilege Taxes not measured by income shall be accrued on a monthly basis over the period to which the privilege relates, in each case under clause (i) or (ii) taking into account any relevant changes in the Company's assets and operations during such period in any taxing jurisdiction. All determinations necessary to give effect to the foregoing allocations shall be made in a manner consistent with past custom and practice of the Company.

     (d)  Cooperation Regarding Tax Matters.  The parties hereto shall provide
          ---------------------------------
such necessary information as any other party hereto may reasonably request in connection with the preparation of such party's Tax Returns, or to respond to or contest any audit, litigation or other proceeding, prosecute any claim for refund or credit or otherwise satisfy any legal requirement relating to Taxes of each party hereto or their respective affiliates. Such cooperation shall include retaining and, upon the other party's request making available, records and information that are reasonably relevant to any such Tax Returns, audits, litigation, refund claims, or other proceedings and making employees available on a mutually convenient basis to provide additional information reasonably relevant to any such Tax Returns, audits, litigation, refund claims, or other proceedings. The parties further agree (i) to retain all books and records reasonably relevant to Taxes of the Company relating to any taxable period beginning before the Closing Date until the expiration of the applicable statute of limitations (including any extensions thereof, to the extent notice of such extension is provided) and to abide by any record retention agreements entered into by such party with any taxing authority and (ii) to give the other party reasonable written notice prior to destroying or discarding any such books and records and, if the other party so requests, allowing the other party to take possession of such books and records prior to destroying or discarding them.

     (e)  Amended Returns.  Without the prior consent of James H. Wiesenberg
          ---------------
(which consent will not be unreasonably withheld), neither the Company nor Parent shall, for any taxable year or period ending prior to the Closing Date, file any amended Tax Return, make or change any Tax election, change any annual accounting period, adopt or change any method of Tax accounting, enter into any closing agreement, settle any Tax claim, surrender any right to claim a Tax refund or consent to any extension or waiver of the limitations period applicable to any Tax claim, if any such action would materially increase the Tax liability or indemnification obligation of any Stockholder, provided, however, that the Company or Parent may take any such action if required to do so by any taxing authority or in order to comply with the Code, the Regulations, or any other provision of law.

     (f)  Payment of Transfer Taxes and Other Charges.   The Stockholders shall
          -------------------------------------------
be liable for and shall pay all stock transfer Taxes, real property transfer Taxes, sales Taxes, documentary stamp Taxes, recording charges and other similar Taxes arising under any law in connection with the transfer of the stock of the Company pursuant to the Agreement or under any other transaction contemplated in this Agreement. Each of the parties hereto shall prepare and file, and shall fully cooperate with each other party with respect to the preparation and filing of, any Tax Returns and other filings relating to any such Taxes or charges as may be required.

     (g)  Tax Refunds  (i)  If the Company made provision, pursuant to Section
          -----------
6.1(o) of this Agreement, for the payment of any Taxes for which the Company would be liable due to its not having the status as an S Corporation pursuant to
Section 1361 of the Code for any taxable period prior to the Effective Time and the Company later receives a waiver, consent or other confirmation reasonably satisfactory to ART from the Internal Revenue Service that cures all of the deficiencies noted in the first three sentences in the first paragraph of
(S)3.12 of the Disclosure Schedule, Parent shall cause the Company to pay to the Stockholders the cash left in the Company pursuant to Section 6.1(o) of this Agreement for the payment of such Taxes or, if such cash has been used in full or in part for the payment of such Taxes, Parent shall pay to the Stockholders any remaining cash and shall use reasonable efforts to cause the Company to obtain a refund of such Taxes already paid. If, between the date hereof and the Closing Date, the Company pays any Taxes for which the Company is liable due to its not having the status as an S Corporation pursuant to Section 1361 of the Code and the Company later receives a ruling from the Internal Revenue Service that its election to be an S Corporation pursuant to Section 1361 is valid for all taxable periods ending prior to the Closing but does not receive a refund of such Taxes paid prior to the Closing, Parent agrees to use reasonable efforts to cause the Company to obtain a refund of such Taxes. If the Company receives a refund of Taxes pursuant to either of the two preceding sentences, Parent shall cause the Company to pay such refund, net of any expenses incurred by Parent (or the Company after the Closing) to obtain such refund, to the Stockholders. For purposes of the first sentence of this paragraph, a waiver, consent or other confirmation reasonably satisfactory to ART shall include, but not be limited to, a notification from the Internal Revenue Service of its acceptance of the Company's untimely filed S corporation election, which election is being filed pursuant to Revenue Procedure 97-48 and which will include consents from all persons (or their personal representatives) who are, or were at any time since the incorporation of the Company, shareholders of the Company.

     (ii) If, after the Effective Time, the Company receives a Tax refund attributable to a taxable period ending prior to the Effective Time (other than a Tax refund attributable to a carryback of any Tax attribute from a period after the Effective Time to a period prior to the Effective Time) and such refund is not due to the Company's receipt of a waiver, consent or other confirmation reasonably satisfactory to ART of the Internal Revenue Service that cures all of the deficiencies noted in the first three sentences in the first paragraph of (S)3.12 of the Disclosure Schedule, then, the Company will pay to the Stockholders the net of such Tax refund less (a) any Company Tax liability for any period prior to the Effective Time, (b) any other then outstanding obligations of the Shareholders to Parent, Merger Sub or the Surviving Corporation, and (c) any expenses incurred by Parent (or the Company after the Closing) to obtain such refund. Notwithstanding the foregoing, neither Parent, the Company, nor the Surviving Corporation shall have any obligation to pursue any refunds for periods prior to the Effective Time except with respect to the Company's S Corporation status as is specifically referenced in Subsection 5.13(g)(i) above. For purposes of the first sentence of this paragraph, a waiver, consent or other confirmation reasonably satisfactory to ART shall include, but not be limited to, a notification from the Internal Revenue Service of its acceptance of the Company's untimely filed S corporation election, which election is being filed pursuant to Revenue Procedure 97-48 and which will include consents from all persons (or their personal representatives) who are, or were at any time since the incorporation of the Company, shareholders of the Company.

     5.14. PARENT REPRESENTATIONS.  Parent agrees to deliver at the Effective
           ----------------------
Time the representations to tax counsel of the Merger Sub and Parent in the form and substance of Exhibit F hereto, provided, however, Parent shall not be required to deliver such representations if such representations are not true and correct as of the Effective Time.

 VI. CONDITIONS
     ----------

     6.1   CONDITIONS TO OBLIGATION OF THE PARENT AND MERGER SUB. The obligation
           -----------------------------------------------------
of Parent and Merger Sub to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

           (a)  REPRESENTATIONS AND WARRANTIES OF COMPANY.  The representations
                -----------------------------------------
     and warranties set forth in Article III above shall be true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing Date as if made as of the Closing Date, except with respect to inaccuracies in such representations and warranties that solely result in a decrease in the aggregate number of Pops covered by Authorizations or in the number of Authorizations held by the Company as of the Effective Time;

           (b)  REPRESENTATIONS AND WARRANTIES OF STOCKHOLDERS.  The
                ----------------------------------------------
     representations and warranties set forth in Article IIIA above shall be true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing

     Date as if made as of the Closing Date, except with respect to inaccuracies in such representations and warranties that solely result in a decrease in the aggregate number of Pops covered by Authorizations or in the number of Authorizations held by the Company as of the Effective Time.

          (c)  PERFORMANCE BY SELLERS.  The Sellers shall have performed and
               ----------------------
     complied with all of their covenants, agreements and obligations hereunder in all material respects through the Closing, and the issue disclosed in item I on (S) 3.11 of the Disclosure Schedule shall have been cured to the Parent's reasonable satisfaction;

          (d)  CONSENTS.  All of the governmental approvals, consents or
               --------
     authorizations and third party consents necessary to consummate the Merger shall have been obtained;

          (e)  ABSENCE OF LITIGATION.  No action, suit, or proceeding shall be
               ---------------------
     pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would
     (i) prevent consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation, and no action, suit, or proceeding shall be pending before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would (iii) affect adversely the right of the Parent to consummate the Merger, or (iv) except for the effect of any legislative or administrative proceeding of general application to 38 GHz authorizations, materially adversely affect the right of the Surviving Corporation to utilize any of the Authorizations or materially adversely affect the value of any of the Authorizations (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

          (f)  FCC MATTERS. Without limiting the generality of subsection (c),
               -----------
     the FCC shall have authorized the change of control of the Company to the Parent by a Final Order, without any conditions or restrictions that materially adversely affect the value of the Authorizations or operations pursuant to the Authorizations or any conditions or restrictions materially different than the normal authorizations issued by the FCC to other 38 GHz license holders at the date of this Agreement. In the event that any FCC order approving the change of control of the Company to Parent and its shareholders imposes such conditions, this condition shall not be satisfied until such conditions are removed or eliminated, and Sellers shall fully cooperate in obtaining the removal or elimination of such restrictions provided that such removal or elimination can be obtained at reasonable cost to the Sellers. "Final Order" means an action by the FCC granting its consent to the transfer of control of the Company, with respect to which no request for stay, petition for rehearing, reconsideration or appeal is pending, and as to which the time for agency reconsideration or review taken on its own motion has expired, or in the event of the filing of such request, petition or appeal, an action which shall have been reaffirmed or upheld and with respect to which the time for seeking further administrative or judicial review shall have expired;

          (g)  OPINION. Parent and Merger Sub shall have received from counsel
               -------
     to the Sellers and the Company opinions in form and substance as set forth in Exhibit B attached hereto, addressed to Parent and Merger Sub, and dated as of the Closing Date;

          (h)  POPS. The Company shall hold as of the Effective Time
               -----
     Authorizations that cover in the aggregate at least 50,857,950 Pops.

          (i)  REGISTRATION STATEMENT.  The Registration Statement shall be
               ----------------------
     effective, no stop order shall be pending or in effect with respect to the Registration Statement and there shall be no proceeding by the SEC seeking a stop order;

          (j)  ALL NECESSARY ACTIONS.  All actions to be taken by the Company in
               ---------------------
     connection with the consummation of the transactions contemplated hereby and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to Parent and Merger Sub;

          (k)  NO APPRAISAL RIGHTS.  No holders of Company Common Stock shall be
               -------------------
     entitled to assert dissenters' rights, appraisal rights or similar rights under the CGCL; and

          (l)  CERTIFICATES. The Parent shall have received (i) a certificate of
               ------------
     the Sellers and an executive officer of the Company to the effect that each of the conditions specified above in (S) 6.1 (a),(c), (h), (k), (o), (p) and (q) are satisfied in all respects, (ii) a certificate of each Stockholder to the effect that each of the conditions relating to such Stockholder specified above in (S) 6.1(b), (c) and (k) are satisfied in all respects, (iii) a certificate of the secretary of the Company as to resolutions of the Company's Board of Directors and of the Stockholders, incumbencies, and the Company's charter and by-laws and (iv) such certificates of good standing from the State of California as Parent may reasonably request.

          (m)  ESCROW AGREEMENT. Each Stockholder and the Escrow Agent shall
               ----------------
     have executed and delivered an Escrow Agreement substantially in the form of Exhibit I, with such changes as may be reasonably required by the Escrow Agent.

          (n) STOCK POWERS. Each of the Stockholders shall have delivered to the
              ------------
     Escrow Agent stock powers duly executed in blank with respect to the Escrow Shares.

          (o)  S CORPORATION STATUS.  The Company shall have either (i) received
               --------------------
     a waiver, consent or other confirmation reasonably satisfactory to ART from the Internal Revenue Service that cures all of the deficiencies noted in the first three sentences in the first paragraph of (S)3.12 of the Disclosure Schedule, or (ii) made, by leaving in the Company as of the Closing an amount of cash reasonably acceptable to Parent, provision for payment of any Taxes for which the Company is liable due to its not having the status as an S Corporation for any taxable period up to the Effective Time, including without limitation any Taxes due as a result of the distribution of any assets prior to the Effective Time and any penalties and interest resulting from such deficiencies. For purposes of this paragraph, a waiver, consent or other confirmation reasonably satisfactory to ART shall include, but not be limited to, a notification from the Internal Revenue Service of its acceptance of the Company's untimely filed S corporation election, which election is being filed pursuant to Revenue Procedure 97-48 and which will include consents from all persons (or their personal representatives) who are, or were at any time since the incorporation of the Company, shareholders of the Company.

          (p)  BENEFIT PLAN.  The Profit Sharing Plan listed in (S) 3.19 of the
               ------------
     Disclosure Schedule shall have been terminated and all distributions thereunder shall have been made.

          (q)  RUBIN AGREEMENTS.  All of the transactions contemplated between
               ----------------
     the Company and Martin A. Rubin in the Agreement for Discharge and Release in the form presented to Parent's counsel as of the date hereof shall have been consummated as contemplated therein.

Parent and Merger Sub may waive any condition specified in this (S) 6.1 if it executes a writing so stating at or prior to the Closing and such waiver shall not be considered a waiver of any other provision in this Agreement unless the writing specifically so states.

     6.2  CONDITIONS TO OBLIGATIONS OF THE SELLERS.  The obligation of the
          ----------------------------------------
Sellers to consummate the transactions to be performed by them in connection with the Closing is subject to satisfaction of the following conditions:

          (a)  REPRESENTATIONS AND WARRANTIES.  The representations and
               ------------------------------
     warranties set forth in Article IV above shall be true and correct in all material respects when made and shall be true and correct in all material respects at and as of the Closing Date as if made as of the Closing Date;

          (b)  PERFORMANCE BY PARENT AND MERGER SUB. Parent and Merger Sub shall
               ------------------------------------
     have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (c)  ABSENCE OF LITIGATION.   No action, suit, or proceeding shall be
               ---------------------
     pending or threatened before any court or quasi-judicial or administrative agency of any federal, state, local, or foreign jurisdiction wherein an unfavorable injunction, judgment, order, decree, ruling, or charge would
     (i) prevent consummation of any of the transactions contemplated by this Agreement or (ii) cause any of the transactions contemplated by this Agreement to be rescinded following consummation (and no such injunction, judgment, order, decree, ruling, or charge shall be in effect);

          (d)  CERTIFICATES.  Parent and Merger Sub shall have delivered to the
               ------------
     Company a certificate executed by executive officers of Parent and Merger Sub to the effect that each of the conditions specified above in (S) 6.2(a) and (b) is satisfied in all respects;

          (e)  FCC MATTERS. The FCC shall have granted its consent, by Final
               -----------
     Order, to the change of control of the Company to the Parent and its shareholders.

          (f)  OPINION. The Stockholders shall have received from counsel to the
               -------
     Parent and Merger Sub an opinion in form and substance as set forth in Exhibit C attached hereto, addressed to the Stockholders, and dated as of the Closing Date;

          (g)  TAX OPINION. The Stockholders shall have received from tax
               -----------
     counsel to the Company, and Parent shall have received from its tax counsel, opinions that the Merger should qualify as a reorganization under section 368(a) of the Code, which opinions shall be in the form and substance set forth in Exhibits D and E attached hereto, respectively, and dated as of the Closing Date, provided, however, that the condition set forth in this section 6.2(g) shall be deemed satisfied unless either (a) a change in law (which includes a change in or issuance of relevant statutes, regulations, published rulings or positions of the Internal Revenue Service or court decisions) since the date of this Agreement, (b) Parent's failure to deliver representations to tax counsel for the Company and tax counsel for the Parent in the form and substance of Exhibit F attached hereto, (c) Parent notifies either such counsel that such representations are no longer true in any material respect, or (d) a change in facts or circumstances with respect to Parent not addressed by the representations in Exhibit F hereto has caused counsel for the Company or counsel for the Parent to be unable to deliver such opinions. Without limiting the foregoing, the condition set forth in this section shall be deemed satisfied if counsel for the Company or counsel for the Parent is unable to deliver such opinions solely by reason of the Company or any Stockholder refusing or failing to deliver representations to tax counsel for the Company and tax counsel to Parent in the form and substance of Exhibits G and H, respectively, attached hereto. Notwithstanding the foregoing, the condition set forth in this section 6.2(g) shall not be deemed to be satisfied if tax counsel to Parent does not deliver such opinion to Parent described in this Section and each of the Company, the Stockholders and Parent shall have delivered such tax counsel representations in the form and substance of Exhibits F, G and H, respectively, and such representations are true and correct.

          (h)  CONSENTS. All of the required governmental approvals, consents or
               --------
     authorizations and third party consents necessary to consummate the Merger shall have been obtained;

          (i)  [Reserved.]

          (j)  LISTING. The Parent Shares issued in the transactions
               -------
     contemplated herein shall have been listed or approved for listing upon notice of issuance by the Nasdaq National Market System;

          (k)  REGISTRATION STATEMENT. The Registration Statement shall be
               ----------------------
     effective, no stop order shall be pending or in effect with respect to the Registration Statement and there shall be no proceeding by the SEC seeking a stop order;

          (l)  FCC CONSENT. The FCC shall have given its consent by Final Order
               -----------
     to the assignment of the licenses listed on (S) 5.7(c) of the Disclosure Schedule to subsidiaries of the Company; and

          (m)  TRADING PRICE. The Trading Price shall exceed $5.00.
               -------------

          (n)  S CORPORATION STATUS.  The Company shall have received a waiver,
               --------------------
     consent or other confirmation reasonably satisfactory to ART from the Internal Revenue Service that cures all of the deficiencies noted in the first three sentences in the first paragraph of (S)3.12 of the Disclosure Schedule, or (b) the Company shall have withdrawn such request. Notwithstanding the foregoing, this condition shall be deemed satisfied on June 30, 1998. For purposes of this paragraph, a waiver, consent or other confirmation reasonably satisfactory to ART shall include, but not be limited to, a notification from the Internal Revenue Service of its acceptance of the Company's untimely filed S corporation election, which election is being filed pursuant to Revenue Procedure 97-48 and which will include consents from all persons (or their personal representatives) who are, or were at any time since the incorporation of the Company, shareholders of the Company.

          (o)  TAX CERTIFICATE.  The Stockholders shall have received from
               ---------------
     Parent a tax representation certificate in substantially the form of Exhibit J.

          (p)  RELEASE.  Parent shall have executed and delivered to the parties
               -------
     thereto a Director and Officers Release substantially in the form of Exhibit K.

The Sellers may waive any condition specified in this (S) 6.2 if they execute a writing so stating at or prior to the Closing and such waiver shall not be considered a waiver of any other provision in this Agreement unless the writing specifically so states.

 VII.  CONFIDENTIALITY
       ---------------

          (a) The parties agree that paragraph 10 of the Letter of Intent among certain of the Parties dated October 10, 1997 shall survive until the Closing. Parent and Merger Sub agree to keep confidential the terms of the agreement listed as item F on Section 3.15 of the Disclosure Schedule.

          (b) Each of the Sellers and the Company will treat and hold as such all of the Confidential Information, refrain from using any of the Confidential Information except in connection with this Agreement, and deliver promptly to the Parent or destroy, at the request and option of the Parent, all tangible embodiments (and all copies) of the Confidential Information which are in his or its possession. In the event that any of the Sellers is requested or required (by oral question or request for information or documents in any legal proceeding, interrogatory, subpoena, civil investigative demand, or similar process) to disclose any Confidential Information, such Person will notify the Parent promptly of the request or requirement so that the Parent may seek an appropriate protective order or waive compliance with the provisions of this Article
       VII. If, in the absence of a protective order or the receipt of a waiver hereunder, any of the Sellers or the Company is, on the advice of counsel, compelled to disclose any Confidential Information to any tribunal or else stand liable for contempt, that Person may disclose the Confidential Information to the tribunal; provided, however, that the disclosing Person shall use his commercially reasonable best efforts to obtain, at the request of the Parent, an order or other assurance that confidential treatment will be accorded to such portion of the Confidential Information required to be disclosed as the Parent shall designate.

 VIII. VOTING AGREEMENT
       ----------------

       8.1.    AGREEMENT TO VOTE SHARES. At every meeting of the Stockholders of
               ------------------------
the Company called with respect to any of the following, and at every adjournment thereof, and on every action or approval by written consent of the Stockholders of the Company with respect to any of the following, each Stockholder shall vote all or cause to be voted the shares of Company Stock that it owns directly or Beneficially Owns on the record date of any such vote: (i) in favor of the Merger and the transactions contemplated by this Agreement, the adoption of this Agreement and the approval of the terms thereof and (ii) except as contemplated by this Agreement, against the following actions (1) any merger, consolidation or other business combination involving the Company; (2) a sale, lease or transfer of a material amount of the stock or assets of the Company or a reorganization, recapitalization, dissolution or liquidation of the Company that under applicable law requires the approval of the Company's stockholders; (3) (a) any change in the majority of the board of directors of the Company; (b) any material change in the present capitalization of the Company or any amendment of the Company's Articles of Incorporation that under applicable law requires the approval of the Company's stockholders; (c) any other material change in the Company's corporate structure or business that under applicable law requires the approval of the Company's Stockholders; or (d) any other action that under applicable law requires the approval of the Company's Stockholders which is intended, or could reasonably be expected, to impede, interfere with, delay, postpone, or materially adversely affect the consummation of the Merger or the transactions contemplated by this Agreement.

     8.2. IRREVOCABLE PROXY.  EACH STOCKHOLDER HEREBY GRANTS TO, AND APPOINTS
          -----------------
MERGER SUB AND THE PRESIDENT OF MERGER SUB AND THE TREASURER OF MERGER SUB, IN THEIR RESPECTIVE CAPACITIES AS OFFICERS OF MERGER SUB, AND ANY INDIVIDUAL WHO SHALL HEREAFTER SUCCEED TO ANY SUCH OFFICE OF MERGER SUB, AND ANY OTHER DESIGNEE OF MERGER SUB, AND OF THEM INDIVIDUALLY, SUCH STOCKHOLDER'S PROXY AND ATTORNEY-IN-FACT (WITH FULL POWER OF SUBSTITUTION) TO VOTE OR ACT BY WRITTEN CONSENT WITH RESPECT TO THE SHARES OF COMPANY STOCK DIRECTLY OR BENEFICIALLY OWNED BY SUCH STOCKHOLDER SOLELY WITH RESPECT TO THE MATTERS IN CLAUSES (i) and (ii) OF, AND SOLELY IN ACCORDANCE WITH, (S) 8.1 HEREOF. THIS PROXY IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE, AND EACH STOCKHOLDER WILL TAKE SUCH FURTHER ACTION OR EXECUTE SUCH OTHER INSTRUMENTS AS MAY BE NECESSARY TO EFFECTUATE THE INTENT OF THIS PROXY AND HEREBY REVOKES ANY PROXY PREVIOUSLY GRANTED BY IT WITH RESPECT TO THE SHARES OF COMPANY STOCK DIRECTLY OR BENEFICIALLY OWNED BY SUCH STOCKHOLDER.

IX.  INDEMNIFICATION
     ---------------

     9.1. SURVIVAL OF REPRESENTATIONS AND WARRANTIES.  All of the
          ------------------------------------------
representations and warranties of the Company shall terminate upon Closing. Except as otherwise specifically provided in Section 9.2, all of the representations and warranties of the Stockholders, including the representations and warranties of the Stockholders made with respect to the Company, shall survive the Closing and continue in full force and effect until the date which is three years from the date of the Closing, except that the representations and warranties made in (S)3.12 which shall survive as long as the applicable statute of limitation for any third party bringing any claim related to Taxes against the Company or the Surviving Corporation. The termination of any such representation and warranty, however, shall not affect any claim for breaches of representations or warranties if written notice thereof is given to the breaching party or parties prior to such termination date in accordance with 9.2(c) or 9.3, as the case may be. Except as otherwise specifically provided in section 9.3, all of the representations and warranties of the Parent contained in (S) 4 shall survive the Closing and shall continue in full force and effect until the date which is three years from the date of the Closing.

     9.2. INDEMNITY BY STOCKHOLDERS.
          -------------------------

          (a) Subject to (S)9.2(b), (S) 9.2 (c) and (S) 9.2(d) hereof, the Stockholders hereby jointly and severally agree to severally indemnify, defend and hold harmless Parent, Merger Sub and the Surviving Corporation and each of their directors, officers and Affiliates against and in respect of all Liabilities, obligations, judgments, Liens, injunctions, charges, orders, decrees, rulings, damages, dues, assessments, Taxes, losses, fines, penalties, expenses, fees, costs, and amounts paid in settlement (including reasonable attorneys' and expert witness fees and disbursements in connection with investigating, defending or settling any action or threatened action) (collectively, the "Losses") that arise or result from:
                                            ------
     (i) the inaccuracy of any representation or warranty made by Sellers herein, as if all materiality and knowledge qualifiers were deleted therefrom and as if any exception or limitation thereto disclosed in the Disclosure Schedule with respect thereto were not excepted from such representation or warranty, (ii) the nonfulfillment of any agreement or covenant of Sellers contained herein or in any agreement or instrument required to be entered into in connection herewith, (iii) any misrepresentation in the certificates referenced in section 6.1(l), or (iv) any Liability of the Company, the Basis of which arose or existed on or before the Effective Time, except for Liabilities relating to leases disclosed in Exhibit 3.14(b) arising after the Effective Time. Notwithstanding the foregoing, any Authorization or portion of the geographical area covered by an Authorization is not held by the Company as of the Effective Time as a result of the inaccuracy of (x) any representation or warranty made by the Sellers herein or (y) any representation in the certificate referenced in (S)6.1(l) hereof, and such Loss resulted in the Transaction Dollar Amount being below $28,123,880, Parent and Merger Sub shall have no further claim with respect to the value of such Authorization. For purposes of the definition of "Losses" (i) the value of any Authorization referred in the Memo, or portion of the geographic area covered by such Authorization, lost by the Surviving Corporation after the Effective Time as a result of any matter described in the Memo with respect to such Authorization shall be the product of (x) the amount set forth in Exhibit 2.7 opposite such Authorization and (y) the number of Pops covered by such Authorization, or portion of the geographic area covered by such Authorization, as the case may be, and (ii) the value of any Authorization (other than an Authorization referenced in Exhibit 2.7), or portion of the geographic area covered by such Authorization, lost by the Surviving Corporation after the Effective Time shall be the product of (x) the amount set forth in Exhibit 2.7 opposite the phrase "Other Authorizations" and (y) the number of Pops covered by such Authorization, or portion of the geographic area covered by such Authorization, as the case may be.

          (b) Notwithstanding (S)9.2(a), no Stockholder shall be liable hereunder for any inaccuracy of any representation or warranty made pursuant to Article 3A hereof to the extent such inaccuracy is in a representation or warranty made by another Stockholder.

          (c) Notwithstanding (S)9.2 (a) hereof, Sellers shall not be liable for an indemnification claim under this (S) 9.2, except for claims relating to Taxes, unless Sellers are given notice of such claim by Parent within 3 years following the Closing, describing with reasonable specificity (but only to the extent known by Parent) the facts giving rise to the asserted claim. Claims for indemnification relating to Taxes may be made by Parent until 90 days after the expiration of the applicable statute of limitations for any third party to bring any claim related to Taxes against the Company or the Surviving Corporation.

          (d) Notwithstanding Section 9.2(a) hereof, the Stockholders shall not be required to indemnify under Section 9.2(a) unless and until the aggregate amount of all Losses for which indemnification is sought first exceeds $250,000 (the "Floor"), after which event indemnification may be sought for all such Losses relating back to the first dollar up to the product of (i) 0.9 and (ii) the product of the Trading Price as of the day that is 180 days after the Effective Time and the number of shares of Parent Common Stock issued by Parent pursuant to this Agreement (the "Indemnification Product"), and provided, further, that no Stockholder will be liable for Losses which exceed in the aggregate such Stockholder's Pro Rata Share (as defined below) of the Indemnification Product. Each Stockholder's "Pro Rata Share" shall be the percentage of all Parent Shares issued in the Merger Agreement that are issued to such Stockholder. Stockholders shall be responsible to indemnify under Section 9.2 (a) for Losses relating to (i) ordinary course Liabilities of the Company existing, or for which the Basis existed, as of the Closing, (ii) Liabilities relating to Taxes for periods ending on or before the Effective Time, (iii) legal, accounting and other professional fees and expenses, and (iv) any obligations, costs or Liabilities in any way related to the Agreement for Discharge and Release between the Company and Martin A. Rubin, the escrow agreement thereunder or the employment agreements referenced therein, without regard to the Floor, provided, such amounts shall not be counted towards determining whether the Floor has been reached.

     9.3. INDEMNITY BY PARENT AND MERGER SUB.  Parent and Merger Sub hereby
          ----------------------------------
jointly and severally agree to indemnify, defend and hold harmless Stockholders and their respective directors, officers and Affiliates against and in respect of all Losses that arise or result from the inaccuracy of any representation or warranty made by Parent or Merger Sub herein as if all materiality and knowledge qualifiers were deleted therefrom or that result from nonfulfillment of any agreement or covenant of Parent or Merger Sub contained herein or in any agreement or instrument required to be entered into in connection herewith or from any misrepresentation in the certificates referenced in Section 6.2(d) and 6.2(o) provided, however, neither Parent nor Merger Sub shall be liable for an indemnification claim under this (S) 9.3 unless Parent and Merger Sub are given notice of such claim by Sellers within 3 years following the Closing describing with reasonable specificity (but only to the extent known) the facts giving rise to the asserted claim, except for claims relating to Taxes which may be brought until the expiration of the applicable statute of limitation.

     9.4. MATTERS INVOLVING THIRD PARTIES.
          -------------------------------

          (a) If any third party shall notify in writing any Party (the "Indemnified Party") with respect to any matter (a "Third Party Claim")
     ------------------                                  -----------------
     which may give rise to a claim for indemnification against any other Party (the "Indemnifying Party") under this Article 9, then the Indemnified Party
           ------------------
     shall promptly notify each Indemnifying Party thereof in writing; provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced. The term "Third Party Claim" shall also include any audit by a Tax Authority for any taxable year or periods ending before the Closing Date.

          (b) Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within 15 days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Losses the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder,
     (iii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (iv) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice adverse to the continuing business interests of the Indemnified Party, and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently.

          (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with (S) 9.4(b) above, (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim (provided the Indemnifying Party shall continue to control such defense in accordance with this Section 9.4), (ii) the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (which consent shall not unreasonably be withheld), and (iii) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim unless written agreement is obtained, in a form reasonably satisfactory to Indemnified Party, releasing the Indemnified Party from all liability thereunder.

            (d) In the event any of the conditions in (S) 9.4(b) above is or becomes unsatisfied, however, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), (ii) the Indemnifying Parties will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including attorneys' fees and expenses), and (iii) the Indemnifying Parties will remain responsible for any Losses the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this
     Article IX.

     9.5.   OTHER INDEMNIFICATION PROVISIONS.  Each of the Stockholders hereby
            --------------------------------
agrees that such Stockholder will not make any claim for indemnification against any of the Parent, Merger Sub, or the Surviving Corporation, or any of their Subsidiaries, solely by reason of the fact that such Stockholder was a director, officer, employee, or agent of the Company or was serving at the request of any such entity as a partner, trustee, director, officer, employee, or agent of another entity (whether such claim is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such claim is pursuant to any statute, charter document, by-law, agreement, or otherwise) with respect to any action, suit, proceeding, complaint, claim, or demand brought by the Parent, Merger Sub, or the Surviving Corporation against such Stockholder(s) (whether such action, suit, proceeding, complaint, claim, or demand is pursuant to this Agreement, applicable law, or otherwise).

 X.  TERMINATION
     -----------

     10.1.  TERMINATION OF AGREEMENT.  Certain of the Parties may terminate this
            ------------------------
Agreement as provided below:

            (a) This Agreement may be terminated by the written consent of the Company, Parent and Merger Sub at any time prior to the Closing;

            (b) Parent and Merger Sub may terminate this Agreement by giving written notice to the Company at any time prior to the Closing (i) in the event any Seller has breached any material representation, warranty, or covenant contained in this Agreement in any material respect, the Parent has notified the Company of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or

     (ii) if the Closing shall not have occurred on or before January 15, 1999 (the "Seller Date"), by reason of the failure of any condition precedent
           -----------
     under (S) 6.1 hereof (unless the failure results primarily from the Parent or Merger Sub itself breaching any representation, warranty, or covenant contained in this Agreement), provided that if prior to the Seller Date the FCC has issued an order, that is not yet a Final Order, approving the change of control of the Company to the Parent with respect to the Authorizations to Parent, the Company may extend the Seller Date until May 15, 1999 by written notice to Parent;

            (c) the Company may terminate this Agreement by giving written notice to the Parent at any time prior to the Closing (i) in the event the Parent or Merger Sub has breached any material representation, warranty, or covenant contained in this Agreement, Company has notified Parent of the breach, and the breach has continued without cure for a period of 30 days after the notice of breach or (ii) if the Closing shall not have occurred on or before the Seller Date, by reason of the failure of any condition precedent under (S) 6.2 hereof (unless the failure results primarily from any Seller breaching any representation, warranty, or covenant contained in this Agreement), provided that if prior to the Seller Date the FCC has issued an order, that is not yet a Final Order, approving the change of control of the Company to the Parent with respect to the Authorizations to Parent, Parent may extend the Seller Date until May 15, 1999 by written notice to the Company;

            (d) Sellers may terminate this Agreement at the time the Closing otherwise would occur in the event the Trading Price at the time the Closing otherwise would occur is at or below $5.00; and

            (e) Either party may terminate this Agreement at any time after the FCC has by Final Order denied the application for the change of control of the Company to Parent with respect to the Authorizations, provided, however, any party that has materially contributed to such denial shall not be entitled to terminate this Agreement pursuant to this (S) 10.1(e).

     10.2.  EFFECT OF TERMINATION.  If any Party terminates this Agreement
            ---------------------
pursuant to (S) 10.1 above, all rights and obligations of the Parties hereunder shall terminate without any Liability of any Party to any other Party, provided no termination of this Agreement shall relieve any Party of any Liability for any breach by such Party occurring prior to such termination.

 XI. LIMITATION ON SALE OF PARENT SECURITIES
     ---------------------------------------

     Except as permitted by the Escrow Agreements and except as provided in this
Article XI, each Stockholder agrees not to make any disposition of Parent Shares for a period of twenty-four months from the Closing Date. Each Stockholder may transfer at any time up to 50% of the

Parent Shares received by such Stockholder in the Merger which do not constitute Escrow Shares (such shares which do not constitute Escrow Shares are referred to herein as "Non-Escrow Shares"). The Non-Escrow Shares permitted to be transferred by the previous sentence are referred to herein as the "Unrestricted Shares," and the Non-Escrow Shares that are not Unrestricted Shares are referred to herein as the "Restricted Shares." Further, at any time after the earlier of
(x) the date that is six months after the Closing Date or (y) April 1, 1999, upon documentation reasonably satisfactory to Parent which may include Parent's receipt of an opinion of Stockholder's tax counsel, reasonably satisfactory to Parent's tax counsel that (a) any Stockholder has liability for Taxes as a direct result of the Merger not qualifying as a "Tax Free Reorganization" under
Section 368(a) of the Code and (b) the Taxes then due and payable as a result of the preceding clause (a) exceed the Proceeds Amount (the amount of such excess, if any, being the "Excess Liability"), then Parent will permit such Stockholder to transfer that number of Restricted Shares equal to the lesser of (i) the Excess Liability divided by the Trading Price at the time of determination and
(ii) 0.15 multiplied by the number of Parent Shares received by such Stockholder in the Merger. The "Proceeds Amount" for any Stockholder equals the sum of (x) the aggregate gross proceeds of sales of Parent Shares of such Stockholder through the date of determination of Unrestricted Shares and (y) the product of the Trading Price at the time of determination multiplied by the number of Unrestricted Shares held by such Stockholder at the time of determination.

XII. MISCELLANEOUS
     -------------

     12.1. PRESS RELEASES AND PUBLIC ANNOUNCEMENTS.  No Party shall issue any
           ---------------------------------------
press release or make any public announcement relating to the subject matter of this Agreement prior to the Closing without the prior approval of the other Party; provided, however, that any Party may make any public disclosure it believes in good faith is required by applicable law or by any exchange on which securities of such Party are quoted or traded.

     12.2. NO THIRD PARTY BENEFICIARIES.  This Agreement shall not confer any
           ----------------------------
rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

     12.3. ENTIRE AGREEMENT. This Agreement (including the documents referred to
           ----------------
herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereto, including without limitation the Letter of Intent dated October 10, 1997 between the Parties.

     12.4. SUCCESSION AND ASSIGNMENT.  This Agreement shall be binding upon and
           -------------------------
inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Parties; provided, however, that the Parent may assign any or all of its rights and interests hereunder after the Effective Time in conjunction with the transfer of all or substantially all of its assets and that any natural person may assign their rights if by reason of death, property separation in a divorce proceeding or legal incapacity. No assignment permitted by this Section 12.4 shall relieve the assigning party from its obligations hereunder without the consent of each other party hereto.

     12.5. COUNTERPARTS.  This Agreement may be executed in one or more
           ------------
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     12.6. HEADINGS.  The section headings contained in this Agreement are
           --------
inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     12.7. NOTICES.  All notices, requests, demands, claims, and other
           -------
communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given (i) upon confirmation of facsimile, (ii) when sent by overnight delivery and (iii) when mailed by registered or certified mail return receipt requested and postage prepaid at the following address:

     If to the Company:
     -----------------

           DCT Communications, Inc.
           229 Quaker Road
           Chappaqua, NY  10514
           Attn:  James H. Wiesenberg
           Facsimile:  (914) 238-1213

     Copy to:
     -------

           Gardner, Carton & Douglas
           1301 K Street, N.W.
           Suite 900, East Tower
           Washington, DC  20005
           Attn:  Thomas J. Dougherty, Jr., Esq.
           Facsimile:  (202) 289-1504

       If to the Parent or Surviving Corporation:
       -----------------------------------------

           Advanced Radio Telecom Corp.
           500 108th Avenue NE
           Suite 2600

            Bellevue, WA 98004
            Facsimile:  (425) 990-1642
            Attn:  Thomas M. Walker, Esq.

     Copy to:
     -------

            Ropes & Gray
            One International Place
            Boston, MA  02110
            Facsimile:  (617) 951-7050
            Attn:  Mary E. Weber, Esq.

And if to any Stockholder, at such Stockholders address set forth under such Stockholder's name on the signature page hereto. Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), but no such notice, request, demand, claim, or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

     12.8.  GOVERNING LAW.  This Agreement shall be governed by and construed in
            -------------
accordance with the domestic laws of the State of Delaware without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware.

     12.9.  AMENDMENTS AND WAIVERS.  No amendment of any provision of this
            ----------------------
Agreement shall be valid unless the same shall be in writing and signed by each of the Company, Parent, Merger Sub and Stockholders. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     12.10. SEVERABILITY. Any term or provision of this Agreement that is
            ------------
invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     12.11. EXPENSES.  Except as provided in (S) 5.7, each of Parent and Merger
            --------
Sub, on the one hand, and Stockholders, on the other, will bear his or its own costs and expenses (including legal and accounting fees and expenses) and the Stockholders will bear all of the costs and expenses (including legal and accounting fees and expenses) of the Company incurred in connection with this Agreement and the transactions contemplated hereby.

     12.12.  CONSTRUCTION.  The Parties have participated jointly in the
             ------------
negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation. Nothing in the Disclosure Schedule shall be deemed adequate to disclose an exception to a representation or warranty made herein unless the Disclosure Schedule identifies the representation and warranty to which the exception applies with particularity. Without limiting the generality of the foregoing, the mere listing (or inclusion of a copy) of a document or other item shall not be deemed adequate to disclose an exception to a representation or warranty made herein (unless the representation or warranty has to do with the existence of the document or other item itself). The Parties intend that each representation, warranty, and covenant contained herein shall have independent significance. If any Party has breached any representation, warranty, or covenant contained herein in any respect, the fact that there exists another representation, warranty, or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the Party has not breached shall not detract from or mitigate the fact that the Party is in breach of the first representation, warranty, or covenant.

     12.13.  INCORPORATION OF EXHIBITS AND SCHEDULES. The Exhibits and Schedules
             ---------------------------------------
identified in this Agreement are incorporated herein by reference and made a part hereof.

     12.14.  SPECIFIC PERFORMANCE.  Each of the Parties acknowledges and agrees
             --------------------
that the other Party would be damaged irreparably in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the Parties agrees that the other Party, without being required to post any bond, shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the Parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity.

     12.15.  WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE
             --------------------
LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES, AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE

OF ACTION ARISING OUT OF OR PASSED UPON THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE.

     12.16.  ASSIGNMENT CONSENT. Each Stockholder hereby consents to the
             ------------------
assignment of all agreements with the Company to which such Stockholder is a party to one of the subsidiaries of the Company identified in Section 3.7 of the Disclosure Schedule and hereby agrees that effective upon the assignment of any such agreement that the Company will be released from all liability and responsibility to such Stockholder under such agreement.

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement on the date first above written.

                              ADVANCED RADIO TELECOM CORP.
Attest:

By:___________________        By:______________________________________
Title:                                   Title:


                              DCT ACQUISITION, INC.
Attest:

By:___________________        By:______________________________________
Title:                                   Title:


                              DCT COMMUNICATIONS, INC.
Attest:

By:___________________        By:______________________________________
Title:                                   Title:


                              _________________________________________
                              James H. Wiesenberg, Individually
                              229 Quaker Road
                              Chappaqua, New York 10514


                              _________________________________________
                              Martin A. Rubin, Individually
                              c/o US Telcom
                              28 West Grand Avenue
                              Montvale, New Jersey 07645
                              Facsimile:  (201) 930-9232

                            ____________________________________________________
                            Roxane I. Googin, Individually
                            c/o Paul Shaphren
                            Callister, Nebeker & McCullough
                            10 East South Temple, Suite 900
                            Salt Lake City, UT  84133


                            ____________________________________________________
                            James K. Baumann, Individually
                            c/o Pacific Bell Video Services
                            3002 Dow Avenue, Suite 302
                            Tustin, California 92680


                            ____________________________________________________
                            Elizabeth Neustadt, as custodian for Rachel Neustadt 144 Cholmley Gardens
                            Mill Lane
                            London NW6 1AB
                            United Kingdom